UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CURAGEN CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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322 EAST MAIN STREET

BRANFORD, CONNECTICUT 06405

April 4, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of CuraGen Corporation to be held at 10:00 a.m., local time, on Wednesday, May 2, 2007 at the Omni New Haven Hotel at Yale, located at 155 Temple Street, New Haven, Connecticut 06510.

At the 2007 Annual Meeting, you will be asked to elect two Class III Directors of the Company, each of whom will serve for a three-year term of office or until their successors are duly elected and qualified. You will also be asked to approve the Company’s 2007 Stock Incentive Plan. The Board of Directors recommends the approval of both of these proposals.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

We hope you will be able to attend the 2007 Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to promptly mark, sign, date and return the enclosed proxy card in the postage-prepaid envelope enclosed for that purpose, or to vote by telephone or via the Internet, pursuant to the instructions in this Proxy Statement. This will ensure your proper representation at the Annual Meeting.

Sincerely,

Frank M. Armstrong, M.D.
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR PROXY PROMPTLY.

CURAGEN CORPORATION

322 EAST MAIN STREET

BRANFORD, CONNECTICUT 06405

(203) 481-1104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

MAY 2, 2007

To the Stockholders of CuraGen Corporation:

The Annual Meeting of Stockholders of CuraGen Corporation, a Delaware corporation, will be held at 10:00 a.m., local time, on Wednesday, May 2, 2007 at the Omni New Haven Hotel at Yale, located at 155 Temple Street, New Haven, Connecticut 06510 for the following purposes:

1. To elect two Class III Directors to the Board of Directors, each to serve for a three-year term of office or until their successors are duly elected and qualified;

2. To approve the 2007 Stock Incentive Plan; and

3. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

These items of business are more fully described in the Proxy Statement accompanying this notice. Only stockholders of record at the close of business on March 15, 2007 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 322 East Main Street, Branford, Connecticut 06405, during ordinary business hours, for a period of 10 days prior to the Annual Meeting as well as on the day of the Annual Meeting. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the Annual Meeting. All stockholders are invited to attend the Annual Meeting in person.

WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OR NOT, IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED. THEREFORE, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE, OR TO VOTE BY TELEPHONE OR VIA THE INTERNET, PURSUANT TO THE INSTRUCTIONS IN THIS PROXY STATEMENT. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THE STOCKHOLDER HAS PREVIOUSLY RETURNED A PROXY.

By Order of the Board of Directors

Senior Vice President of Finance and Corporate Secretary

Branford, Connecticut

April 4, 2007

Our 2006 Annual Report accompanies the Proxy Statement.

CURAGEN CORPORATION

PROXY STATEMENT

CURAGEN CORPORATION

322 EAST MAIN STREET

BRANFORD, CONNECTICUT 06405

(203) 481-1104

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of CuraGen Corporation, a Delaware corporation (also referred to in this Proxy Statement as the “Company,” “CuraGen,” “we” or “us”), of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Wednesday, May 2, 2007 at the Omni New Haven Hotel at Yale, located at 155 Temple Street, New Haven, Connecticut 06510 and any adjournment or adjournments thereof (the “Meeting”).

Where the stockholder specifies a choice on the proxy card as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If not otherwise specified, the shares of our common stock represented by the proxies will be voted (i) FOR the election of the two nominees for Class III Directors to the Board, (ii) FOR the approval of the 2007 Stock Incentive Plan and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or, in the case of a stockholder who has voted electronically via the Internet or by telephone, by submitting a later vote using the same methods. Any stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. Attendance at the Meeting will not by itself constitute the revocation of a proxy.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Meeting. The election of the Class III Directors will be determined by a plurality of the votes cast. For the approval of the 2007 Stock Incentive Plan, the affirmative vote of a majority of the shares present or represented by proxy and voted on the proposal is necessary for such approval.

Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

The close of business on March 15, 2007 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting. As of the close of business on March 15, 2007, the Company had 56,918,094 shares of common stock outstanding and entitled to vote. Holders of common stock are entitled to one vote per share on all matters to be voted on by stockholders.

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of common stock for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the Directors, officers or employees of the Company. No additional compensation will be paid for such solicitation. In addition, the Company may request banks, brokers, and other custodians, nominees and fiduciaries to solicit customers of theirs who have shares of the Company registered in the name of the nominee. The Company will reimburse any such persons for their reasonable out-of-pocket expenses.

Instead of submitting proxies by mail on the enclosed proxy card, stockholders have the option to submit their proxies or voting instructions electronically via the Internet or by telephone. Please note that there are separate arrangements for using the Internet and telephone depending on whether your shares are registered in the Company’s stock records in your name or in the name of a brokerage firm or bank. Stockholders should check their proxy card or voting instructions forwarded by their broker, bank or other holder of record to see which options are available. The Internet and telephone voting procedures for submitting your proxy are designed to authenticate stockholders’ identities, to allow stockholders to have their shares voted and to confirm that their instructions have been properly recorded. Stockholders submitting proxies or voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that would be borne by the stockholder.

This Proxy Statement and the accompanying proxy card are being mailed on or about April 4, 2007 to all stockholders entitled to notice of, and to vote at, the Meeting. In addition, this Proxy Statement will be available on the Company’s website at www.curagen.com beginning on or about April 4, 2007. The Annual Report to stockholders for the fiscal year ended December 31, 2006 is being mailed to the stockholders and will be made available on the Company’s website at www.curagen.com with this Proxy Statement, but does not constitute a part hereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding beneficial ownership of our common stock as of March 15, 2007 by:

•

each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock as of such date based on currently available Schedules 13D and 13G filed with the Securities and Exchange Commission;

•	each of our Directors (which includes all nominees);

•

our chief executive officer, our former interim chief executive officer, our chief financial officer and each of our three other most highly compensated executive officers during our fiscal year ended December 31, 2006, whom we refer to in this proxy as the Named Executives; and

•	all of our Directors and executive officers as a group.

The number of shares of common stock beneficially owned by each person or entity is determined in accordance with the applicable rules of the SEC and includes voting or investment power with respect to shares of our common stock. The information is not necessarily indicative of beneficial ownership for any other purpose. Shares of our common stock issuable under option awards exercisable on or before May 14, 2007 are deemed beneficially owned for computing the percentage ownership of the person holding the options, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws. Unless otherwise indicated, the address of all Directors and executive officers is c/o CuraGen Corporation, 322 East Main Street, Branford, Connecticut 06405. The inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares.

There were, as of March 15, 2007, approximately 293 holders of record and 9,415 beneficial holders of our common stock.

Name and Address	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned (1)
Holder of more than 5% of our common stock who is also a Director
Jonathan M. Rothberg, Ph.D.	6,144,976	(2)(19)	10.6%
530 Whitfield Street
Guilford, CT 06437
Holders of more than 5% of our common stock
A. Alex Porter	4,237,322	(3)	7.4%
Paul Orlin
Geoffrey Hulme
Jonathan W. Friedland
666 5th Avenue, 34th Floor
New York, NY 10103
Dimensional Fund Advisors Inc	3,197,672	(4)	5.6%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
Bayer AG	3,112,482	(5)	5.5%
D 51368 Leverkeusen
Federal Republic of Germany
Pequot Capital Management, Inc.	2,856,290	(6)	5.0%
500 Nyala Farm Road
Westport, CT 06880
Directors (which includes all nominees) and Named Executives
Frank M. Armstrong, M.D.	599,190	(7)(19)	1.0%
Christopher K. McLeod	490,395	(8)(19)	*
Timothy M. Shannon, M.D.	506,170	(9)	*
Elizabeth A. Whayland	250,827	(10)(19)	*
David M. Wurzer	582,956	(11)(19)	1.0%
Vincent T. DeVita, Jr., M.D.	140,000	(12)	*
David R. Ebsworth, Ph.D.	97,500	(13)	*
John H. Forsgren	125,000	(14)	*
James J. Noble, M.A., F.C.A.	10,000	(15)	*
Robert E. Patricelli, J.D.	505,088	(16)(19)	*
Patrick J. Zenner	176,500	(17)(19)	*
All Directors and executive officers as a group (13 persons)	9,805,228	(18)(19)	16.5%

*	Less than 1% of our outstanding common stock.
(1)	Applicable percentage of ownership for each holder is based on 56,918,094 shares of common stock outstanding on March 15, 2007, plus any common stock equivalents and presently exercisable stock options or warrants held by each such holder, and stock options or warrants held by each such holder which will become exercisable as of May 14, 2007.
(2)

Information is based on a Schedule 13G/A (Amendment No. 9) dated February 14, 2007 as filed with the SEC. Jonathan M. Rothberg, Ph.D. beneficially owns 6,144,976 shares of common stock, which includes (i) 2,000,000 shares of common stock held by a limited partnership of which Dr. Rothberg is the sole general partner and of which the limited partners are Dr. Rothberg and trusts for the benefit of Dr. Rothberg’s issue, (ii) 842,000 shares of common stock underlying options which are or may be exercisable as of March 15, 2007 or 60 days after such date, and (iii) 400 shares of common stock owned by Dr. Rothberg’s spouse. Dr. Rothberg reports that he has sole power to vote or direct the vote and sole power to dispose or direct the disposition of 6,144,576 shares of common stock, which includes (i) 2,000,000 shares of common stock held by a limited partnership of which Dr. Rothberg is the sole general partner and of which the limited partners are Dr. Rothberg and trusts for the benefit of

Dr. Rothberg’s issue and (ii) 842,000 shares of common stock underlying options which are or may be exercisable as of March 15, 2007 or 60 days after such date. Dr. Rothberg reports that he has shared power to vote or direct the vote and shared power to dispose or direct the disposition of 400 shares of common stock, consisting of 400 shares of common stock held by Dr. Rothberg’s spouse.

(3)	Information is based on a Schedule 13G/A (Amendment No. 2) dated February 14, 2007 as filed with the SEC. Each of A. Alex Porter, Paul Orlin, Geoffrey Hulme and Jonathan W. Friedland beneficially own 4,237,322 shares of common stock. Each of A. Alex Porter, Paul Orlin, Geoffrey Hulme and Jonathan W. Friedland reports that he has shared power to vote or direct the vote and shared power to dispose or direct the disposition of 4,237,322 shares of common stock.
(4)	Information is based on a Schedule 13G/A (Amendment No. 2) dated February 9, 2007 as filed with the SEC. Dimensional Fund Advisors Inc., in its capacity as investment adviser, may be deemed to beneficially own 3,197,672 shares of common stock, which shares are held of record by clients of Dimensional Fund Advisors Inc. Dimensional Fund Advisors Inc. reports that it has sole power to vote or direct the vote and sole power to dispose or direct the disposition of 3,197,672 shares of common stock.
(5)	Information is based on a Schedule 13G dated February 26, 2001 as filed with the SEC. Bayer AG beneficially owns 3,112,482 shares of common stock. Bayer AG reports that is has sole power to vote or direct the vote and sole power to dispose or direct the disposition of 3,112,482 shares of common stock.
(6)	Information is based on a Schedule 13G/A (Amendment No. 2) dated February 9, 2007 as filed with the SEC. Pequot Capital Management, Inc., in its capacity as investment adviser, may be deemed to beneficially own 2,856,290 shares of common stock, which shares are held of record by clients of Pequot Capital Management Inc. Pequot Capital Management Inc. reports that it has sole power to vote or direct the vote of 2,631,290 shares of common stock and sole power to dispose or direct the disposition of 2,856,290 shares of common stock.
(7)	Consists of 170,000 shares of common stock underlying options which are or may be exercisable as of March 15, 2007 or 60 days after such date and 429,190 shares of restricted stock held.
(8)	Includes 283,800 shares of common stock underlying options which are or may be exercisable as of March 15, 2007 or 60 days after such date.
(9)	Includes 255,230 shares of common stock underlying options which are or may be exercisable as of March 15, 2007 or 60 days after such date and 191,740 shares of restricted stock held.
(10)	Includes 108,105 shares of common stock underlying options which are or may be exercisable as of March 15, 2007 or 60 days after such date and 42,290 shares of restricted stock held.
(11)	Includes 202,924 shares of common stock underlying options which are or may be exercisable as of March 15, 2007 or 60 days after such date and 188,530 shares of restricted stock held.
(12)	Includes 110,000 shares of common stock underlying options which are or may be exercisable as of March 15, 2007 or 60 days after such date.
(13)	Includes 87,500 shares of common stock underlying options which are or may be exercisable as of March 15, 2007 or 60 days after such date.
(14)	Consists of 125,000 shares of common stock underlying options which are or may be exercisable as of March 15, 2007 or 60 days after such date.
(15)	Mr. Noble was appointed to the Board in January 2007. Consists of 10,000 shares of common stock underlying options which are or may be exercisable as of March 15, 2007 or 60 days after such date.
(16)	Includes 165,438 shares of common stock underlying options which are or may be exercisable as of March 15, 2007 or 60 days after such date.
(17)	Consists of 176,500 shares of common stock underlying options which are or may be exercisable as of March 15, 2007 or 60 days after such date.
(18)	Includes 376 shares of common stock held and 176,250 shares of restricted stock held. See also footnotes 2 and 7 through 17 above.
(19)

In addition to the foregoing: Dr. Rothberg (i) owns 1,900,000 shares of 454 Series B Preferred Stock, (ii) owns 500,000 shares of 454 Series B Preferred Stock held by a limited partnership of which Dr. Rothberg is the sole general partner and of which the limited partners are Dr. Rothberg and trusts for the benefit of Dr. Rothberg’s issue, (iii) owns 10,000 shares of 454 Series D Preferred Stock, and (iv) has 1,045,000 shares of 454 Common Stock subject to currently exercisable options; Mr. McLeod (i) owns

200,000 shares of 454 Series B Preferred Stock through MFIC L.L.C., which he directly controls, (ii) owns 106,748 shares of 454 Series D Preferred Stock through MFIC L.L.C., which he directly controls, and (iii) owns 22,870 shares of 454 Common Stock, and (iv) has 294,123 shares of 454 Common Stock subject to currently exercisable options; Ms. Whayland (i) owns 10,000 shares of 454 Common Stock; Mr. Wurzer (i) owns 33,333 shares of 454 Common Stock, and (ii) has 22,667 shares of 454 Common Stock subject to currently exercisable options; Mr. Patricelli (i) owns 42,699 shares of 454 Series D Preferred Stock, (ii) owns 120,000 shares of 454 Common Stock, and (iii) has 15,000 shares of 454 Common Stock subject to currently exercisable options; Mr. Zenner (i) has 45,000 shares of 454 Common Stock subject to currently exercisable options; and Dr. Armstrong (i) has 50,000 shares of 454 Common Stock subject to currently exercisable options. None of the other Directors or executive officers own any shares of 454 Series B Preferred Stock, 454 Series D Preferred Stock or 454 Common Stock; all of the Directors and executive officers as a group own 2,600,000 shares of 454 Series B Preferred Stock, 159,447 shares of 454 Series D Preferred Stock, 186,203 shares of 454 Common Stock and have 1,471,790 shares of 454 Common Stock subject to currently exercisable options.

Equity Compensation Plan Information

The following table sets forth information regarding the Company’s equity compensation plans as of December 31, 2006.

Plan Category	(a) Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Stockholders (1) (2) (3)	6,324,288	$9.30	890,707
Equity Compensation Plans Not Approved by Stockholders	—	—	—

(1)	These plans consist of the Company’s 1993 Stock Option and Incentive Award Plan and the 1997 Employee, Director and Consultant Stock Plan.
(2)	Effective October 1997, upon a resolution by the Board, the Company has not granted any further options under the 1993 Stock Option and Incentive Award Plan.
(3)	With respect to the 2007 Stock Incentive Plan, this table excludes the 3,000,000 shares that would be available for issuance if the proposal set forth herein to approve the 2007 Stock Incentive Plan is approved at the Meeting. Future grants of shares under the 2007 Stock Incentive Plan may be issued in the form of stock options, restricted stock, stock appreciation rights, restricted stock units and other stock-based awards.

PROPOSAL ONE—ELECTION OF DIRECTORS

We have three classes of Directors, currently consisting of three Class I Directors, two Class II Directors and three Class III Directors. At each annual meeting, Directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually. John H. Forsgren, James J. Noble and Robert E. Patricelli are currently serving as Class I Directors; Frank M. Armstrong and Vincent T. DeVita, Jr. are currently serving as Class II Directors; and David R. Ebsworth, Patrick J. Zenner and Jonathan M. Rothberg are currently serving as Class III Directors. Our Board has decided not to nominate Jonathan M. Rothberg, Ph.D. for re-election at the Meeting. Dr. Rothberg will remain on the Board until the Meeting. In October 2006, Michael J. Astrue, J.D., who served on the Board of Directors for approximately one year as a Class I Director, voluntarily resigned to pursue public service. On January 24, 2007, the Board voted unanimously to appoint James J. Noble, M.A., F.C.A. to fill the vacancy created by Mr. Astrue’s resignation. The two Class III Directors elected this year will serve as members of our Board until the 2010 annual meeting of stockholders, or until their respective successors are elected and qualified.

The nominees have indicated their willingness to continue to serve if elected. However, if any Director nominee should be unable to serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by our Board. Our Board has no reason to believe that the nominees will be unable to serve if elected. Shares represented by all proxies received by the Board and not marked as withholding authority to vote for the nominated Class III Director nominees will be voted FOR the election of the Class III Director nominees, unless the nominees are unable or unwilling to serve. The affirmative vote of a plurality of the shares present, in person or by proxy, and voted on the election of Directors is required to elect the nominees to the Board.

The current members of our Board are as follows:

Director	Age	Position	Director Since
Frank M. Armstrong, M.D.	50	President and Chief Executive Officer	2005

Vincent T. DeVita, Jr., M.D.	72	Director	1995

David R. Ebsworth, Ph.D.	52	Director	2002

John H. Forsgren	60	Director	2002

James J. Noble, M.A., F.C.A.	47	Director	2007

Robert E. Patricelli, J.D.	67	Non-Executive Chairman of the Board	1997

Jonathan M. Rothberg, Ph.D.	43	Director	1991

Patrick J. Zenner	60	Director	2002

Set forth below for each of our Directors, including the Class III Director nominees, is information as of March 15, 2007 with respect to each Director’s (a) name, (b) positions and offices, (c) principal occupation and business experience during at least the past five years, (d) directorships, if any, of other publicly-held companies and (e) the year such person became a member of our Board.

Nominees for Re-election at this Annual Meeting (Class III)

David R. Ebsworth, Ph.D. has been a Director of the Company since 2002. Since 2003, Mr. Ebsworth has been self-employed as an advisor to biotechnology and pharmaceutical companies. From 2002 to 2003, Dr. Ebsworth served as Chief Executive Officer of Oxford GlycoSciences PLC, and from 2000 to 2001 he served as President and General Manager of the Pharmaceutical Business Group of Bayer AG. From 1995 to 1999, Dr. Ebsworth served as President, North American Pharmaceutical Division of Bayer AG and from 1983 to 1995 he served in various senior management positions at Bayer at several different international locations. Dr. Ebsworth currently serves as Chairman of the Board of Directors of each of Wilex AG, Curacyte AG, Xention Ltd, A&D Pharma Holdings NV and Atani Ltd. He is also a Director of Intercell AG, SkyePharma PLC and Renovo PLC. Dr. Ebsworth received both his B.S. and his Ph.D. from the University of Surrey and his Doctor of Humane Letters (honorary) from the University of New Haven.

Patrick J. Zenner has been a Director of the Company since 2002 and served as Interim Chief Executive Officer and Chairman of the Board of the Company from May 2005 until March 2006. Since 2001, Mr. Zenner has been self-employed as an advisor to biotechnology and pharmaceutical companies. From 1993 to 2001, Mr. Zenner served as the President and Chief Executive Officer of Hoffmann-La Roche, Inc. Mr. Zenner served in various other capacities with Hoffman-La Roche since 1969, including Senior Vice President of its pharmaceutical division from 1992 to 1993, as Head of International Pharmaceutical Marketing from 1988 to 1992 and as Vice President and General Manager of Roche Laboratories from 1982 to 1988. Mr. Zenner is currently a Director of Arqule, Inc., Dendrite International, EXACT Sciences, Inc.,Sciele Pharma, Inc., Geron Corporation, West Pharmaceutical Services and Xoma Ltd. Mr. Zenner holds a B.S.B.A. from Creighton University where he serves on the Board, and an M.B.A. from Fairleigh Dickinson University where he currently serves as Chairman of the Board.

Directors with Terms Expiring at the 2008 Annual Meeting (Class I)

John H. Forsgren has been a Director of the Company since 2002. Since 2004, Mr. Forsgren has been self-employed as an advisor to various companies. He is the retired Vice Chairman of the Board, Executive Vice President and Chief Financial Officer of Northeast Utilities System, positions he held from 1996 to 2004. From 1995 to 1996, he was Managing Director of Corporate Finance of Chase Manhattan Bank. From 1986 to 1990, Mr. Forsgren served as Vice President-Treasurer of The Walt Disney Company and from 1990 to 1994 he was Senior Vice President and Chief Financial Officer of Euro-Disney. He also currently serves as a Director of Globix Corporation, The Phoenix Companies and as a member of the Board of Regents of Georgetown University. Mr. Forsgren received his B.A. from Georgetown University, his M.B.A. from Columbia University and his M.S. from the University of Geneva (Switzerland).

James J. Noble, M.A., F.C.A. has been a Director of the Company since January 2007. Since 2006, Mr. Noble has been self-employed as an advisor to various companies. Mr. Noble served as the Chief Executive Officer of Avidex, Ltd. from 2000 until its acquisition in September 2006 by MediGene AG, a listed German company. Mr. Noble will join the Supervisory Board of Medigene AG at its General Meeting in May. He also currently serves as a Director of GW Pharmaceuticals PLC and Vestpa PLC, and as a Non-Executive Director of Albany Capital PLC and Finsbury Worldwide Pharmaceutical Trust PLC. Mr. Noble received his Modern Languages degree from Oxford University.

Robert E. Patricelli, J.D. has been a Director of the Company since 1997 and served as Lead Director from 2002 until his appointment as Non-Executive Chairman of the Board of the Company in March 2006. Currently, he serves as the Chairman and Chief Executive Officer of Women’s Health USA, Inc., a position he has held since 1997, and as Chairman and Chief Executive Officer of Evolution Benefits, Inc., a position he has held since 2000. From 1987 to 1997, Mr. Patricelli served as Chairman, President and Chief Executive Officer of Value Health, Inc. He also currently serves as a Trustee of Northeast Utilities. Mr. Patricelli received his B.A. from Wesleyan University and his J.D. from Harvard Law School.

Directors with Terms Expiring at the 2009 Annual Meeting (Class II)

Frank M. Armstrong, M.D. has been a Director of the Company since March 2005 and has served as President and Chief Executive Officer of the Company since March 2006. From April 2005 until March 2006, Dr. Armstrong served as Chief Executive Officer of Bioaccelerate Holdings Inc. From 2003 to 2005, Dr. Armstrong was Chief Executive Officer of Provensis Ltd. From 2002 to 2003, he served as Chief Executive Officer of Phoqus Ltd, UK and USA. From 1998 to 2001, Dr. Armstrong was Executive Vice President and Head

of Worldwide Product Development for Bayer AG, Germany. From 1985 to 1998 he served in various roles with ICI Pharmaceuticals, then Zeneca in the UK and USA. His final role was Senior Vice President, Medical Research and Communications Group, Zeneca Pharmaceuticals, USA and UK. He also currently serves as a Member of Faculty for ECPM (European Course in Pharmaceutical Medicine) in Basel, Switzerland. Dr. Armstrong received his MBChB from the University of Edinburgh. He became a member of the Royal College of Physicians in 1984 and was elected a Fellow of the Royal College of Physicians, Edinburgh, in 1993 and was elected a Fellow of the Faculty of Pharmaceutical Physicians in 1994.

Vincent T. DeVita, Jr., M.D. has been a Director of the Company since 1995. Currently, he serves as Chairman of the Yale Cancer Center Advisory Board, a position he has held since July 2003. In addition, Dr. DeVita is the Amy and Joseph Perella Professor of Medicine at the Yale Cancer Center, a position he assumed in 2004. From 1993 to June 2003, Dr. DeVita served as Director of the Yale University Comprehensive Cancer Center. From 1988 to 1993, Dr. DeVita served as Physician-in-Chief of the Memorial Sloane-Kettering Cancer Center. From 1980 to 1988, he served as Director of the National Cancer Institute. Dr. DeVita is also a Director of Imclone Systems, Inc. Dr. DeVita received his B.S. from the College of William and Mary and his M.D. from the George Washington University School of Medicine.

No Director or Executive Officer is related by blood, marriage or adoption to any other Director or Executive Officer. No arrangements or understandings exist between any Director or person nominated for election as a Director and any other person pursuant to which such person is to be selected as a Director or nominee for election as a Director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF DR. EBSWORTH AND MR. ZENNER AS CLASS III DIRECTORS.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. During the past year, we have continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also continued to review the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the SEC and the listing standards of the NASDAQ Global Market.

This section describes key corporate governance guidelines and practices that we have adopted. You can access our current committee charters, Corporate Governance Guidelines, Code of Ethics and Code of Conduct in the “Corporate Governance” section of our website located at www.curagen.com or by writing to: Corporate Secretary, c/o CuraGen Corporation, 322 East Main Street, Branford, Connecticut 06405.

Corporate Governance Guidelines

The Board follows corporate governance guidelines to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company and its stockholders. These guidelines, which provide a framework for the conduct of the Board’s business, include that:

•	the principal responsibility of the Directors is to oversee the management of the Company;

•	a majority of the members of the Board shall be Independent Directors;

•	the independent Directors meet regularly in executive session;

•	Directors have full and free access to management and, as necessary and appropriate, independent advisors;

•	new Directors participate in an orientation program and all Directors are expected to participate in continuing Director education on an ongoing basis; and

•	at least annually, the Board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Board Determination of Independence

Under applicable NASDAQ rules, a Director will only qualify as an “Independent Director” if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. Our Board has determined that none of Vincent T. DeVita, Jr., M.D.; David R. Ebsworth, Ph.D.; John H. Forsgren; James J. Noble, M.A., F.C.A.; Robert E. Patricelli, J.D. and Patrick J. Zenner, who comprise our Audit, Compensation and Nominating and Governance Committees, has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director and that each of these Directors is “Independent” as that term is defined under Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

In determining the independence of the Directors listed above, our Board considered each of the transactions discussed in Certain Relationships and Related Transactions set forth elsewhere in this Proxy Statement and Mr. Zenner’s service as Interim Chief Executive Officer and Chairman of the Board for less than one year (May 2005 through March 2006).

Board Meetings and Attendance

Our Board currently consists of: Frank M. Armstrong, M.D.; Vincent T. DeVita, Jr., M.D.; David R. Ebsworth, Ph.D.; John H. Forsgren; James J. Noble, M.A., F.C.A.; Robert E. Patricelli, J.D.; Jonathan M. Rothberg, Ph.D. and Patrick J. Zenner. Mr. Patricelli served as Lead Director of the Board from 2002 until his appointment as Non-Executive Chairman of the Board in March 2006.

There were 13 meetings of the Board during 2006. Each Director attended at least 75% of the aggregate of all meetings of the Board held during the period in which he served as a Director and the total number of meetings held by the committee on which he served during the period, if applicable.

Director Attendance at Annual Meeting of Stockholders

Our Board has adopted a policy under which each Director is expected to attend the Annual Meeting of Stockholders in order to hear directly any stockholder comments. All Directors attended the 2006 Annual Meeting of Stockholders.

Committees of the Board of Directors

The Board has established three standing committees—Audit, Compensation and Nominating and Governance—each of which operates under a charter that has been approved by our Board. Current copies of each committee’s charter are posted on the Corporate Governance section of our website located at www.curagen.com.

The Board has determined that all of the members of each of the Board’s three standing committees are independent as defined under the rules of the NASDAQ Stock Market, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Audit Committee of the Board of Directors

The Audit Committee was established in 1997 and currently consists of John H. Forsgren, who currently serves as Chairman, James J. Noble, who serves as Vice Chairman, and Vincent T. DeVita, Jr. Dr. Armstrong served on the Audit Committee from March 2005 until his appointment as Chief Executive Officer in March 2006. The Audit Committee currently acts under a charter that was adopted and approved in 2000 and that was amended and restated in January 2007. A copy of the amended and restated Audit Committee charter is attached as Appendix A to this Proxy Statement. The Audit Committee held six meetings in 2006. Our Audit Committee’s responsibilities include:

•	appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from the independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing our internal audit function;

•	discussing our risk management policies;

•	establishing procedures for the receipt and retention of accounting-related complaints and concerns;

•	meeting independently with our independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transaction; and

•	preparing the audit committee report required by SEC rules (which is included on page 34 of this Proxy Statement).

The Board of Directors has determined that Mr. Forsgren is an “audit committee financial expert” as defined by applicable SEC rules.

Compensation Committee of the Board of Directors

The Compensation Committee was established in 1997 and currently consists of David R. Ebsworth, who serves as Chairman, Patrick J. Zenner, who serves as Vice Chairman, and Robert E. Patricelli. Michael J. Astrue served as a Compensation Committee member from January 2006 until March 2006 and again from July 2006 through his resignation from the Board in October 2006. Robert E. Patricelli served as a Compensation Committee member from January 2006 until July 2006, and rejoined in January 2007. The Compensation Committee currently acts under a charter adopted and approved in 2003 and that was amended and restated in March 2007. The Compensation Committee held nine meetings in 2006. The primary responsibilities of the Compensation Committee include approving salaries and incentive compensation for our executive officers and administering our stock option plans. In addition, our Compensation Committee has the following principal duties:

•	annually reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer’s compensation;

•	determining the Chief Executive Officer’s compensation;

•	reviewing and approving, or making recommendations to the Board with respect to the compensation of our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to the Board with respect to Director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis”, which is included beginning on page 20 of this Proxy Statement; and

•	preparing the compensation committee report required by SEC rules (which is included on page 33 of this Proxy Statement).

The processes and procedures followed by our Compensation Committee in considering and determining executive and Director compensation are described below under the heading “Executive and Director Compensation Processes.”

Nominating and Governance Committee of the Board of Directors

The Nominating and Governance Committee was established in 2002 and currently consists of Robert E. Patricelli, who serves as Chairman, Vincent T. DeVita, Jr., who serves as Vice Chairman, David R. Ebsworth, John H. Forsgren, James J. Noble and Patrick J. Zenner. The Nominating and Governance Committee currently acts under a charter adopted and approved in 2003 and that was amended and restated in January 2007. The Nominating and Governance Committee held seven meetings in 2006. The responsibilities of the Nominating and Governance Committee include:

•	identifying and recommending nominees for election as Directors and to each of the committees of the Board of Directors;

•	reviewing and making recommendations to the Board of Directors with respect to management succession planning;

•	reviewing and assessing the adequacy of our corporate governance guidelines and recommending any proposed changes to our Board of Directors; and

•	overseeing an annual evaluation of the Board of Directors.

The processes and procedures followed by the Nominating and Governance Committee in identifying and evaluating Director candidates are described below under the heading “Director Nomination Process.”

Executive and Director Compensation Processes

The Compensation Committee has implemented an annual performance review program for our executives, under which annual performance goals are determined and set forth in writing at the beginning of each calendar year for the Company as a whole, each corporate department and each executive. Annual corporate goals are proposed by management and approved by the Board at the beginning of each calendar year for the current year. These corporate goals target the achievement of specific research, clinical, regulatory and operational milestones. If corporate goals change during the year, the revised goals are communicated to the executive officers and reflected in the performance evaluations at the end of the year. Annual department and individual goals focus on contributions that facilitate the achievement of the corporate goals and are set at the beginning of each calendar year. Department goals are proposed by each department head and approved by the executive officer responsible for said department. Individual goals are proposed by each executive and approved by the Chief Executive Officer. The Chief Executive Officer’s goals are approved by the Compensation Committee. Annual salary increases and annual equity and non-equity awards granted to our executives are tied to the achievement of these corporate, department and individual performance goals.

At the first Compensation Committee meeting of each calendar year, we evaluate individual, department and corporate performance against the written goals for the recently completed year. Each executive’s evaluation begins with an optional written self-assessment, which is submitted to the Chief Executive Officer. The Chief Executive Officer then prepares a written evaluation of the executive officers, based on their self-assessments if applicable, and prepares his own self-evaluation. This process leads to a recommendation by the Chief Executive Officer for annual executive salary increases, annual option award and/or stock award and bonuses, if any, which is then reviewed and approved by the Compensation Committee. In the case of the Chief Executive Officer, his self-evaluation is reviewed by the Compensation Committee, discussed in Executive Session, and approved by the Board, which determines his compensation changes and awards.

The Compensation Committee periodically reviews and makes recommendations to the Board with respect to Director compensation.

The Compensation Committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation. During late 2005 and early 2006, the Compensation Committee retained Halliwell Consulting to conduct an analysis of current Executive Officer compensation and Director compensation. These studies were initiated in order for the Compensation Committee to better understand where our executive and Director compensation packages stood relative to other surveys available, including Radford surveys, which we have used historically. Halliwell Consulting used their compensation database which was helpful in establishing our revised Director Compensation Policy. Given that their findings, as they related to executive compensation, were similar to Radford, the Compensation Committee agreed that we would continue to use Radford data and hire outside compensation consultants for special projects, as needed.

Director Nomination Process

The process followed by our Nominating and Governance Committee to identify and evaluate Director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board. In addition, during fiscal 2006, the Committee retained the services of an executive search firm to help identify and evaluate potential Director candidates.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended Director nominees, our Nominating and Governance Committee applies the criteria attached to the Committee’s charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board believes that the backgrounds and qualifications of its Directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities.

Stockholders may recommend individuals to our Nominating and Governance Committee for consideration as potential Director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to Nominating and Governance Committee, c/o Corporate Secretary, CuraGen Corporation, 322 East Main Street, Branford, Connecticut 06405. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communicating with Independent Directors

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The Chairman of the Board, with the assistance of our General Counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other Directors as he considers appropriate.

Under procedures approved by a majority of our independent Directors, communications are forwarded to all Directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board considers to be important for the Directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board of Directors should address such communications to Board of Directors, c/o Corporate Secretary, CuraGen Corporation, 322 East Main Street, Branford, Connecticut 06405.

Compensation of Directors

Non-employee Directors receive a combination of cash and stock-based compensation for their service on the Board and its committees. We do not compensate Directors who are also our employees for their service as Directors of CuraGen.

Cash Compensation. We pay to each non-employee Director an annual retainer of $20,000, in addition to any retainers paid as discussed below. In addition, prior to March 29, 2006, we paid to our Lead Director an annual retainer of $20,000. On March 29, 2006, our Lead Director stepped down and the position was eliminated. We then appointed a Non-Executive Chairman of the Board. Effective March 29, 2006, we pay to our Non-Executive Chairman of the Board a retainer of $30,000. Based on data collected by our compensation consultants, the retainer as Non-Executive Chairman of the Board was deemed appropriate to be set higher than that of a Lead Director, due to the additional responsibilities inherent to the new position. Effective March 29, 2006, we also increased the pay to the Chair of the Audit Committee from an annual retainer of $10,000 to an annual retainer of $15,000. Each of the Chairs of the Compensation Committee and the Nominating and Governance Committee are paid an annual retainer of $10,000. Each retainer is paid quarterly in arrears and is pro rated for less than a full quarter of service. Non-employee Directors also receive attendance fees as follows: $1,500 for each Board meeting attended in person; $750 for each telephonic Board meeting attended; $1,250 for each Audit Committee meeting attended in person; $1,000 for each telephonic Audit Committee meeting attended; $1,000 for each Compensation Committee or Nominating and Governance Committee meeting attended in person and $750 for each telephonic Compensation Committee or Nominating and Governance

Committee meeting attended. Additionally, we pay non-employee Directors a daily fee of $1,000 for additional work performed on site at CuraGen in support of Board and/or Committee responsibilities. We reimburse non-employee Directors for travel costs and other out-of-pocket expenses incurred in attending each Board or Committee meeting.

Stock-Based Compensation. Upon initial appointment to the Board, each non-employee Director receives an option to purchase 30,000 shares of our common stock, which vest one-third upon grant, one-third after one year of service on the Board and one-third after two years of service on the Board. Each non-employee Director also receives an option to purchase 15,000 shares of our common stock in conjunction with our annual meeting of stockholders for service on the Board in each year following his or her appointment, in addition to any options grants awarded as discussed below. Prior to March 29, 2006, the Lead Director and the Chair of the Nominating and Governance Committee received an option to purchase 5,000 shares of our common stock in conjunction with each annual meeting of stockholders or upon his or her initial appointment. In March 29, 2006, our Lead Director stepped down and the position was eliminated. The Company then appointed a Non-Executive Chairman of the Board. Effective March 29, 2006, the Non-Executive Chairman of the Board receives, annually, an option to purchase 7,500 shares of our common stock. In conjunction with each annual meeting of stockholders or upon his or her initial appointment, the Chair of the Audit Committee receives an option to purchase 5,000 shares of our common stock and the Chair of the Compensation Committee and the Chair of the Nominating and Governance Committee each receive an option to purchase 2,500 shares of our common stock. Except as otherwise noted, all options granted to non-employee Directors are fully vested upon grant, are pro rated for less than a full year of service, and have an exercise price equal to the fair market value of our common stock on the grant date (which is equal to the closing price of our common stock as reported on the NASDAQ Global Market on the date on which the Compensation Committee approves the grant). All option grants to non-employee Directors that are not fully vested upon grant will become fully vested upon a 50% or greater change in control of CuraGen.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to our non-employee Directors for their service in 2006:

Name	Fees Earned or Paid in Cash ($)	Option Awards (1) ($)	All Other Compensation ($)		Total ($)
Michael J. Astrue, J.D. (2)	38,583	45,757	—		84,340

Vincent T. DeVita, Jr., M.D.	54,500	41,373	—		95,873

David R. Ebsworth, Ph.D.	83,750	48,269	—		132,019

John H. Forsgren	79,500	81,598	—		161,098

Robert E. Patricelli, J.D.	95,000	90,801	—		185,801

Jonathan M. Rothberg, Ph.D.	37,500	206,370	200,000	(3)	443,870

(1)	The amounts included in the “Option Awards” column are based on the dollar amount recognized for financial statement reporting purposes pursuant to the Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“FAS 123(R)”) with respect to fiscal 2006, except that (i) such amounts do not reflect an estimate of forfeitures related to service-based vesting conditions and (ii) with respect to Mr. Astrue, Mr. Forsgren and Dr. Rothberg, the amounts reported in these columns reflect additional expense resulting from the requirements of the SEC to report option awards made prior to 2006 using the modified prospective transition method pursuant to FAS 123(R). The assumptions used by us with respect to the valuation of option awards are set forth in the discussion under “Stock-Based Compensation” in Note 1 to our 2006 consolidated financial statements which are included in our Form 10-K filed on March 14, 2007. The individual awards reflected in the summary compensation table for periods prior to 2006 are summarized below.

During 2006, compensation expense was recognized in respect to the following prior years’ grants of option awards to the directors:

Name	Grant Date	Issuing Company	Number of Shares Subject to Option Award	Amount Vested in 2006 (#)	Amount Recognized in 2006 Financial Statements ($)
Michael J. Astrue, J.D. (2)	6/13/05	CRGN	30,000	10,000	4,384

John H. Forsgren	11/10/05	CRGN	36,000	24,000	26,434

Jonathan M. Rothberg, Ph.D. ^	1/12/01	CRGN	20,000	20,000	(11,800)

	1/16/02	CRGN	60,000	30,000	14,700

	2/11/03	CRGN	9,000	3,000	7,102

	2/11/03	CRGN	51,000	17,000	702

	1/28/04	CRGN	160,000	40,000	58,251

	1/29/04	454	50,000	10,000	9,317

	1/26/05	CRGN	140,000	28,000	63,401

	1/26/05	CRGN	20,000	4,000	4,679

^	With respect to Dr. Rothberg’s option awards granted prior to 2006, pursuant to the accounting guidance under FASB Interpretation No. 44, Accounting for Certain Transactions involving Stock Compensation, as a result of Dr. Rothberg’s status change from employee to non-employee as of June 30, 2005, all unvested option awards as of July 1, 2005 are required to be revalued at each balance sheet date and the estimated expense charged over the period from July 1, 2005 to the end of each vest period, with an ultimate “square up” at the end of each vest period.

The following table shows the aggregate number of option awards, as well as the grant date fair value of the option awards, made during 2006:

Name	Issuing Company	Aggregate Option Awards made during 2006 (#)	Grant Date Fair Value of Option Awards made during 2006 ($)
Michael J. Astrue, J.D. (2)	CRGN	15,000	41,373

Vincent T. DeVita, Jr., M.D.	CRGN	15,000	41,373

David R. Ebsworth, Ph.D.	CRGN	17,500	48,269

John H. Forsgren	CRGN	20,000	55,164

Robert E. Patricelli, J.D.	CRGN	25,938	72,156
	454	15,000	18,645

Jonathan M. Rothberg, Ph.D.	CRGN	15,000	41,373
	454	15,000	18,645

(2)	In October 2006, Michael J. Astrue, J.D., who served on the Board of Directors for approximately one year, voluntarily resigned to pursue public service. Mr. Astrue owned options to purchase up to 35,000 shares of our common stock as of December 31, 2006, 100% of which were vested as of December 31, 2006. On January 12, 2007, 20,000 of the 35,000 shares expired and Mr. Astrue relinquished the remaining 15,000 on February 13, 2007 upon his official appointment to public service.
(3)	In July 2005, Dr. Rothberg began to receive payments under his Chairmanship Agreement as discussed in Certain Relationships and Related Transactions set forth elsewhere in this Proxy Statement. The total amount referred to in the table above consists of payments during fiscal 2006 of $50,000 by CuraGen and $150,000 by 454 under the Chairmanship Agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Directors, officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act to file initial reports of ownership and reports of changes in ownership with respect to our equity securities with the SEC. All reporting persons are required by the SEC’s regulations to furnish us with copies of all reports that such reporting persons file with the SEC pursuant to Section 16(a).

Based solely on our review of the copies of such forms received by us and upon written representations of our reporting persons received by us except as described below, each such reporting person has filed all of their respective reports pursuant to Section 16(a) on a timely basis. Dr. Rothberg did not timely file a Form 4 to reflect an open market sale of Company stock held in his 401(k) account that occurred simultaneously with his rollover of his 401(k) account to an IRA that occurred on December 11, 2006. Dr. Rothberg filed such information on a Form 4 with the SEC on March 1, 2007.

CODE OF ETHICS AND CORPORATE CODE OF CONDUCT

The Company has adopted a Code of Ethics that applies to the Chief Executive Officer and all senior financial officers, including the Chief Financial Officer and Senior Vice President of Finance, of the Company and its subsidiaries. The Code of Ethics is available at www.curagen.com. Disclosures regarding any amendments to, or waivers from, provisions of the Code of Ethics, will be included in a Current Report on Form 8-K, unless website posting of such amendments or waivers is permitted by the rules of NASDAQ.

The Company has also adopted a Corporate Code of Conduct that applies to all employees and Directors of the Company and its subsidiaries and serves to provide a clear understanding of the principles of business conduct and ethics that are expected of them. The Corporate Code of Conduct is available at www.curagen.com. Disclosures regarding any amendments to, or waivers from, provisions of the Corporate Code of Conduct that apply to our Directors or executive officers will be included in a Current Report on Form 8-K, unless website posting of such amendments or waivers is permitted by the rules of NASDAQ.

EXECUTIVE OFFICERS

As of March 1, 2007, the executive officers of the Company, who are not also Directors of the Company, are as follows:

Name	Age	Position
Paul M. Finigan, J.D.	52	Senior Vice President and General Counsel

Timothy M. Shannon, M.D.	48	Executive Vice President of Research and Development and Chief Medical Officer

Elizabeth A. Whayland	46	Senior Vice President of Finance and Corporate Secretary

David M. Wurzer	48	Executive Vice President, Chief Financial Officer and Treasurer

Paul M. Finigan, J.D. has served as Senior Vice President and General Counsel of the Company since August 2006. Prior to joining CuraGen, Mr. Finigan served as Corporate Counsel at 454 Life Sciences Corporation from 2004. From 2002 to 2004, he was a member of the Business Law Practice at Day, Berry & Howard, LLP, and served as Chief Legal Officer and Strategic Advisor for Lumenos, Inc. from 1999 to 2002. Prior to that, Mr. Finigan was Senior Vice President and General Counsel at Value Health, Inc., held the position of Division Counsel at CIGNA Corporation and was Assistant General Counsel at U.S. Healthcare. Mr. Finigan received his J.D. from Villanova University School of Law and his B.S. in economics from Villanova University.

Timothy M. Shannon, M.D. has served as Executive Vice President of Research and Development and Chief Medical Officer of the Company since February 2004. He served as the Company’s Senior Vice President of Research and Development and Chief Medical Officer from September 2002 to January 2004. Prior to joining the Company, Dr. Shannon worked in positions of increasing responsibility for Bayer’s Pharmaceutical Business Group, where his last position was Head and Senior Vice President of Global Medical Development. Dr. Shannon earned his B.A. in Chemistry from Amherst College and his M.D. from the University of Connecticut School of Medicine.

Elizabeth A. Whayland has served as Senior Vice President of Finance of the Company since October 2005. She served as Vice President of Finance from 2003 to September 2005 and as Director of Financial Management from 1994 to 2002. Ms. Whayland has been Corporate Secretary of the Company since 1997. Previously, Ms. Whayland served as a Senior Manager and in other staff and management positions with Deloitte & Touche LLP. Ms. Whayland received her B.A. from Grove City College and her M.S.T. from the University of Hartford.

David M. Wurzer has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since September 1997. Previously, Mr. Wurzer served as Senior Vice President and Chief Financial Officer of, and in other senior managerial positions for, Value Health, Inc. Mr. Wurzer received his B.B.A. from the University of Notre Dame.

No family relationships exist between any of our executive officers and our directors. Our executive officers are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Compensation Committee oversees our executive compensation program. In this role, the Compensation Committee reviews and approves annually all compensation decisions relating to our Named Executives.

Compensation Program Objectives and Philosophy

Our compensation policy for executive officers is designed to achieve the following objectives:

•	motivate executives to achieve our overall financial and non-financial performance objectives while also recognizing individual contributions and responsibilities;

•	attract, develop and retain qualified executives;

•	align the interests of executives with the interests of our stockholders through the use of equity based long-term incentive programs; and

•	preserve the full deductibility of compensation for tax purposes.

Our compensation philosophy is to reward executive officers for their entrepreneurial spirit coupled with their motivation and high level of performance. These executive officers are our visionary guiding forces and in turn relay their sense of commitment throughout the organization.

To assist the Compensation Committee in achieving these objectives, the Committee has historically engaged experts, referred to as Consultants, in the field of executive compensation to assist in the evaluation and implementation of our executive compensation program. The Consultants utilized proprietary data as well as several publicly available compensation surveys containing data from other biotechnology, pharmaceutical and comparable peer companies in order to help us formulate and achieve our compensation objectives. In 2006, we used Halliwell Consulting to review executive officer and Director compensation measures, however we relied on the Radford compensation survey data as our primary source of information, supplemented by compensation data disclosed by our peer group companies. Some factors we consider in choosing comparable peer companies are: our likelihood of competing with those companies for employees, stage of product development, industry, market capitalization and probability of success. Within this group of companies, the Compensation Committee compared the compensation of the Named Executives to the compensation of executives with similar levels of experience, comparable qualifications and an equivalent expected level of contribution to the performance of their respective companies.

Components of our Executive Compensation Program

The primary elements of our executive compensation program are:

•	base salary;

•	discretionary cash bonus or stock awards;

•	annual performance-based non-equity awards under our Executive Incentive Plan;

•	annual performance-based equity awards under our Executive Incentive Plan in the form of option awards or stock awards;

•	severance and change in control benefits; and

•	other employee benefits and perquisites.

Base Salary

Our Named Executives are paid salaries in line with their responsibilities and experience and within the 50th and 75th percentile of the range of salaries for executives in similar positions and with similar responsibilities at comparable companies. At the beginning of each fiscal year, our President and Chief Executive Officer assigns individual performance goals to each other Named Executive. The success of each Named Executive in achieving these goals is tracked throughout the year and summarized for the Compensation Committee at the end of the year by the President and Chief Executive Officer. Dr. Armstrong also assesses his individual performance and delivers it to the Committee, at which time the Committee meets in Executive Session and discusses and establishes the relevant salary increase for him. The Compensation Committee reviews each Named Executive’s individual performance against these goals annually, and such performance is considered as a component of the Committee’s review of base salary levels for the next fiscal year. Base salaries may also be adjusted in order to realign salaries with median market levels, after taking into account individual responsibilities and experience.

Based on our 2006 corporate performance, the Compensation Committee approved a salary increase range for all of our employees, including each Named Executive (other than Mr. Zenner) of 4% to 6% and the average increase rate was 5.4% for 2006. The percent increase in the salary of each Named Executive for 2006 was as follows:

Name	Percentage Increase
Frank M. Armstrong, M.D.	6.0%

David M. Wurzer	6.0%

Christopher K. McLeod	3.5%

Timothy M. Shannon, M.D.	6.0%

Elizabeth A. Whayland	6.0%

The Named Executives’ salary increases were attributable to performance. The Compensation Committee determined that the Named Executives took an active and prominent role prior to Dr. Armstrong’s appointment and continued to be instrumental during the transition period and strategic decision-making.

Discretionary Cash Bonus, Option Awards and Stock Awards

The Compensation Committee believes that periodic discretionary cash bonuses or stock awards are appropriate from time to time to retain and motivate a successful management team. The Compensation Committee has the authority to award discretionary awards to the Named Executives and determines the amount of any discretionary bonus by evaluating a number of quantitative and qualitative factors. Some of the specific factors considered are: pipeline advancement; strategic partnership initiatives; collaboration development; clinical trial progress; cost containment efforts and financing activities. These factors are compared to overall corporate goals established by the Compensation Committee and Consultant recommendations regarding comparable levels of variable cash compensation for similar positions of responsibility. In addition, at times, we may issue a sign-on bonus to a prospective executive officer as an additional incentive to join us. In 2006, as per his employment agreement, Dr. Armstrong was awarded a sign-on bonus of $175,000, which was grossed-up for tax purposes to $255,288. In addition, Dr. Armstrong was granted an option award for 500,000 shares of CuraGen common stock, an option award for 100,000 shares of 454 common stock and a stock award for 300,000 shares of CuraGen common stock. No other Named Executive received a discretionary cash bonus, option award or stock award during 2006.

Executive Incentive Plan

Our Named Executives are eligible to receive annual equity and non-equity incentive awards under our Executive Incentive Plan, or EIP. The EIP was designed to reward our Named Executives, as well as other participants, for exemplary individual performance which contributed to our corporate performance. The EIP was established to ensure that our Named Executives, along with a select group of other employees, are motivated to achieve our annual business goals. Our Named Executives’ targets, as listed below, and eligibility may be reviewed and revised by the Compensation Committee at its discretion. Targets and eligibility for other employees may be revised at management’s discretion. Eligible employees are made aware of their targets when they join the Company, when they are promoted into new positions or at such other times as determined by the Compensation Committee or management, as applicable.

	EIP Targets
Named Executive Title	Non-Equity	Equity
Chief Executive Officer	50%	200%

Executive Vice President	35%	100%

Senior Vice President	30%	75%

At the beginning of each fiscal year, the Board reviews a detailed set of overall corporate performance goals prepared by management for the upcoming year. The Board then works with management to develop final corporate performance goals that are set at a level the Board believes management can reasonably achieve with hard work over the next year. For 2006, our broad goals included advancing our pipeline, maintaining our financial performance, developing strategic initiatives and pursuing 454 technology, strategy and sales. At the end of each year, the President and Chief Executive Officer prepares a detailed memorandum defining the corporate results for the Board and proposes a corporate performance rating for CuraGen. The Board reviews the corporate performance memorandum and establishes the corporate performance rating. For 2006, the Board assigned a 110% corporate performance rating to CuraGen, based on achieving milestones earlier than originally anticipated. The Board of Directors of 454 (“454 Board”) established 454’s corporate performance rating at 95% for 2006, based on achieving significant growth in revenues, launching a new product line, improving existing products, expanding manufacturing capability and strengthening the management team. Once corporate performance ratings are approved, the CuraGen Compensation Committee reviews each CuraGen Named Executive’s individual performance and the performance rating suggested by the Chief Executive Officer. The 454 Board reviews the 454 Named Executive’s performance and assigns an individual performance rating based on input from CuraGen’s Chief Executive Officer and the 454 Non-Executive Chairman of the Board. The individual performance goals for each Named Executive include supporting the companies’ overall corporate goals and developing departmental goals for their respective divisions. As approved by the Compensation Committee, for 2006, Dr. Armstrong’s individual performance rating was 140%. Dr. Shannon’s and Mr. Wurzer’s individual performance ratings were 125% each. Ms. Whayland’s individual performance rating was 110%. Finally, Mr. McLeod’s individual performance rating was 95%.

The corporate and individual performance ratings are used in the calculation of the two components which comprise the EIP: a performance-based non-equity incentive award and a performance-based equity incentive award. Weightings for non-equity and equity incentive awards for each Named Executive (other than Mr. Zenner) were established at inception of the Plan and have not been modified since fiscal year 2004. By applying the individual and corporate weightings, outlined in the table below, along with the individual and corporate rating, we determine the non-equity and equity values for each Named Executive. Our Compensation Committee and the 454 Board reserve the right to modify any incentive award at their respective companies, should they determine that a Named Executive’s performance reflected superior performance.

	Weighting
Name	Individual	Corporate
Frank M. Armstrong	20%	80%

David M. Wurzer	20%	80%

Timothy M. Shannon	20%	80%

Elizabeth A. Whayland	30%	70%

Christopher K. McLeod	20%	80%

EIP: Non-Equity Incentive Award

We believe that performance-based non-equity incentives play an important role in motivating our executives to achieve defined annual corporate goals.

•	Dr. Armstrong’s employment agreement sets his non-equity incentive target at 50% of base salary, but this target may be increased up to 100% of base salary for above-plan performance.

•	Dr. Shannon’s and Mr. Wurzer’s employment agreements set their non-equity incentive targets at 35% of base salary, but this target may be increased up to 70% of base salary for above-plan performance.

•	Ms. Whayland’s employment agreement sets her non-equity incentive target at 30% of base salary, but this target may be increased up to 60% of base salary for above-plan performance.

•	Mr. McLeod’s employment agreement sets his non-equity incentive target at 50% of base salary, but this target may be increased up to 100% of base salary for above-plan performance.

Non-equity incentive awards are paid to the Named Executives at the beginning of the following fiscal year and may be above or below target award levels, at the discretion of the Compensation Committee, for CuraGen executive officers and of the 454 Board for 454 executive officers, based on individual and corporate ratings. For 2006, no Compensation Committee or 454 Board discretion was applied. Non-equity incentive awards under the EIP are contingent on continued employment at the time the EIP payouts are approved.

For 2006 performance, the non-equity payouts to our Named Executives were as follows:

Name	2006 Non-Equity Award
Frank M. Armstrong, M.D.	$284,200

David M. Wurzer	$118,650

Christopher K. McLeod	$160,550

Timothy M. Shannon, M.D.	$128,540

Elizabeth A. Whayland	$69,630

EIP: Equity Incentive Award

The equity incentive awards are designed to align management’s performance objectives with the interests of our stockholders. We believe that providing a significant portion of our executives’ total compensation package in stock options and other equity awards, such as restricted stock, aligns the incentives of our executives with the interests of our stockholders and with long-term success. The type of equity incentive award is determined annually by the Compensation Committee of CuraGen and the Board of 454 and the target values for our Named Executives were as follows:

•	Dr. Armstrong’s equity incentive target value is set at 200% of base salary, but may be increased up to 400% of base salary for above-plan performance.

•	Dr. Shannon’s and Mr. Wurzer’s equity incentive target values are set at 100% of base salary, but may be increased up to 200% of base salary for above-plan performance.

•	Ms. Whayland’s equity incentive target value is set at 75% of base salary, but may be increased up to 150% of base salary for above-plan performance.

•	Mr. McLeod’s equity incentive target value is set at 100% of base salary, but may be increased up to 200% of base salary for above-plan performance.

The individual and corporate performance ratings used to calculate the equity incentive award value are the same as those used to calculate the non-equity incentive award for any given year. For 2006, the Compensation Committee granted stock awards to all CuraGen employees, including the Named Executives and the 454 Board granted option awards to all 454 employees, including the Named Executive. CuraGen employees were granted stock awards in order to provide the most effective long-term compensation component for purposes of motivating performance and retention. However as in the past, 454 employees were granted option awards in order to properly motivate and retain employees. Each stock award vests as to 50% of the shares subject to such award on each of the first and second anniversary of the grant date. Because the shares have a built-in value at the time the stock awards are made and vest over a shorter period than our option awards typically vest, we generally grant significantly fewer shares of restricted stock than the number of stock options we would grant for a similar purpose. Each option award vests 25% on the first anniversary of the grant date and quarterly thereafter through the fourth anniversary of the grant date. For 2006, Mr. McLeod’s target equity incentive award was modified by the 454 Board to 250% of base salary to reflect Mr. McLeod’s efforts in assisting the Company with its review of strategic alternatives for its ownership in 454.

For 2006 performance, the equity payouts to our Named Executives were as follows:

	2006 Equity Award
Name	CuraGen Stock Award (#)	454 Option Award (#)
Frank M. Armstrong, M.D.	129,190

David M. Wurzer	38,530

Christopher K. McLeod		200,000

Timothy M. Shannon, M.D.	41,740

Elizabeth A. Whayland	19,790

Equity Awards Policies and Practices

CuraGen or 454 equity awards for newly hired executive officers are granted at the next regularly scheduled Compensation Committee meeting or 454 Board of Director meeting, following the hire date. CuraGen or 454 equity awards granted as a result of the annual EIP are generally granted at the first regularly scheduled meeting of the Compensation Committee or 454 Board of Director meeting, following the end of the fiscal year for which they are being granted.

CuraGen option awards are priced at the closing market price on the day of our Compensation Committee meeting at which the option award is approved. 454 option awards are priced according to the fair market value of 454 common stock, as determined by the 454 Board, on the day of their Board of Directors meeting at which the option award is approved.

Equity awards for Named Executives are promptly disclosed on a Form 4.

Severance and Change in Control Benefits

Pursuant to their employment agreements, the Named Executives are entitled to specified benefits in the event of the termination of their employment under specified circumstances, including termination following a change in control of the Company. We have provided more detailed information about these benefits, along with estimates of their value under various circumstances, under the caption “Potential Post-Employment Payments Table” elsewhere in this Proxy Statement.

We believe that providing these benefits helps us compete for executive talent. We believe that our severance and change in control benefits are generally in line with severance packages offered to executives by the companies in our peer group and believe these change-in-control practices to be reasonable.

Employee Benefits and Perquisites

Benefits

We maintain benefits that are available to all of our employees, including our Named Executives, including general health and welfare benefit plans, including medical, dental, life, short-term and long-term disability, vision and supplemental life insurance. Our employees pay part of the costs of certain benefits, such as medical and dental, while others are entirely paid by us, such as short and long term disability, group term life and accidental death and disability, or paid by employees, such as vision and supplemental life. The Named Executives participate in these benefit plans on the same basis as other employees. In addition, all full-time employees of the Company and 454 who are over 21 years of age are eligible to participate in our 401(k) Plan, which we adopted in 1997. Participants are eligible to join effective with the first day of the quarter following their date of hire and may contribute up to 15% of their salary, subject to certain Internal Revenue Service limitations. In addition, we match 100% up to the first 5% of deferred salary through the use of the Company’s own authorized and to be issued shares of Common Stock on a monthly basis, subject to certain IRS limitations. Our Board annually approves all matches. Employees of 454, including Named Executives, are not eligible for the match portion of the plan.

Perquisites

Our Named Executives may be entitled to certain perquisites, as disclosed in their employment agreements, such as financial planning reimbursements, tax gross-up or as determined at the discretion of management or our Compensation Committee. Per his employment agreement, Dr. Armstrong is eligible for up to $10,000 annually for reimbursement of reasonable expenses associated with personal financial and tax planning, while he remains employed by us. As of December 31, 2006, Dr. Armstrong had not yet been reimbursed for this service. In addition, we paid relocation services in the amount of $11,505 to move Dr. Armstrong’s household goods from the United Kingdom to Branford, Connecticut within 3 months of his hire date. We also incurred costs, in the amount of $8,064, in obtaining an O-1 (Outstanding Ability) Visa for Dr. Armstrong to enable him to work for us in the United States.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction for compensation in excess of $1.0 million paid to our chief executive officer and our four other most highly paid executive officers. Qualifying performance-based compensation is not subject to the deduction limitation if specified requirements are met. We periodically review the potential consequences of Section 162(m) so that the compensation remains tax deductible to us. However, the compensation committee may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation earned by our Chief Executive Officer, our former Interim Chief Executive Officer, our Chief Financial Officer and each of our three other most highly compensated executive officers during our fiscal year ended December 31, 2006. We refer to these executive officers as our “Named Executives” elsewhere in this Proxy Statement.

Name and Principal Position (1)	Year	Salary ($)		Bonus ($)		Stock Awards (2) (3) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation (4) ($)	All Other Compensation ($)		Total ($)
Frank M. Armstrong, M.D. President and Chief Executive Officer	2006	389,635	(5)	175,000	(6)	359,272	400,920	284,200	99,857	(7)	1,708,884

Patrick J. Zenner Interim Chief Executive Officer	2006	109,500		—		—	52,358	—	—		161,858

David M. Wurzer Executive Vice President, Chief Financial Officer and Treasurer	2006	298,924		—		315,001	159,067	118,650	11,000	(8)	902,642

Christopher K. McLeod President and Chief Executive Officer of 454 Life Sciences Corporation	2006	313,042		—		—	286,122	160,550			759,714

Timothy M. Shannon, M.D. Executive Vice President of Research and Development and Chief Medical Officer	2006	323,846		—		315,001	207,337	128,540	11,000	(9)	985,724

Elizabeth A. Whayland Senior Vice President of Finance and Corporate Secretary	2006	210,231		—		148,026	98,731	69,630	11,000	(10)	537,618

(1)	The titles noted above are the officers’ titles as of December 31, 2006, with the exception of Mr. Zenner, whose service as our Interim Chief Executive Officer ended on March 23, 2006. Dr. Armstrong was appointed by the Board as President and Chief Executive Officer effective March 24, 2006. Mr. McLeod ceased to be considered an executive officer of CuraGen effective January 24, 2007.
(2)	Valuation based on the dollar amount recognized for financial statement reporting purposes pursuant to FAS 123R with respect to fiscal 2006, except that (i) such amounts do not reflect an estimate of forfeitures related to service-based vesting conditions and (ii) with respect to all Named Executives, the amounts reported in these columns reflect additional expense resulting from the requirements of the SEC to report stock awards and option awards made prior to 2006 using the modified prospective transition method pursuant to FAS 123(R). The assumptions used by us with respect to the valuation of stock and option awards are set forth in the discussion under “Stock-Based Compensation” in Note 1 to our 2006 consolidated financial statements which are included in our Form 10-K, filed on March 14, 2007. The individual awards reflected in the summary compensation table for periods prior to 2006 are summarized below.

During 2006, compensation expense was recognized in respect of the following prior years’ stock awards to the Named Executives:

Name	Grant Date	Issuing Company	Number of Shares Subject to Stock Award (#)	Amount Vested in 2006 (#)	Amount Recognized in 2006 Financial Statements ($)
David M. Wurzer	5/4/05	CRGN	200,000	50,000	315,001

Timothy M. Shannon, M.D.	5/4/05	CRGN	200,000	50,000	315,001

Elizabeth A. Whayland	11/17/04	CRGN	25,000	25,000	68,283

	9/28/05	CRGN	30,000	7,500	79,743

Also during 2006, compensation expense was recognized in respect of the following prior years’ option awards to the Named Executives:

Name	Grant Date	Issuing Company	Number of Shares Subject to Option Award	Amount Vested in 2006 (#)	Amount Recognized in 2006 Financial Statements ($)
Frank M. Armstrong, M.D.	3/15/05	CRGN	30,000	10,000	20,268

Patrick J. Zenner	3/24/04	454	45,000	15,000	1,931

	11/7/05	CRGN	120,000	24,000	9,054

David M. Wurzer	1/29/04	454	10,000	2,000	1,864
	2/11/03	CRGN	34,000	6,800	7,184
	1/28/04	CRGN	39,000	7,800	40,172
	1/28/04	CRGN	7,000	1,400	7,213
	1/26/05	CRGN	55,000	11,000	57,814

Christopher K. McLeod	2/11/03	CRGN	34,000	6,800	7,184
	1/28/04	CRGN	31,000	6,200	31,929
	1/28/04	CRGN	10,000	2,000	10,302
	1/29/04	454	35,000	7,000	6,522
	1/26/05	CRGN	80,000	16,000	84,087
	5/12/05	454	100,000	20,000	41,379
	7/13/05	454	215,000	35,937	70,616

Timothy M. Shannon, M.D.	9/11/02	CRGN	110,000	22,000	17,095
	9/11/02	CRGN	90,000	18,000	13,989
	2/11/03	CRGN	13,000	2,600	2,746
	1/28/04	CRGN	54,800	10,960	56,438
	1/28/04	CRGN	2,200	440	2,266
	1/26/05	CRGN	63,000	12,600	66,220

Elizabeth A. Whayland	1/17/01	454	10,000	2,000	19
	2/11/03	CRGN	25,000	5,000	5,282
	1/28/04	CRGN	25,500	5,100	26,260
	1/26/05	CRGN	29,000	5,800	30,480

(3)	In the event we declare a cash dividend with respect to the outstanding shares of our common stock in the future, the recipient of each stock award would be entitled to receive such dividend.
(4)	Reflects payments pursuant to our 2006 Executive Incentive Plan upon Compensation Committee determination of milestone attainment. Please see “Compensation Discussion and Analysis—Executive Incentive Plan” elsewhere in this Proxy Statement for additional information on our 2006 Executive Incentive Plan.
(5)	The “salary” amount includes payments to Dr. Armstrong in the amount of $20,250 for services as a Director prior to his appointment as President and Chief Executive Officer in March 2006. Dr. Armstrong did not receive compensation for his services as a Director after such appointment.
(6)	Dr. Armstrong was paid a sign-on bonus of $175,000.
(7)	Amount consists of a $80,288 gross-up for taxes with respect to the $175,000 sign-on bonus paid to Dr. Armstrong, moving expenses totaling $11,505 and $8,064 paid to obtain an O-1 (Outstanding Ability) Visa for Dr. Armstrong to enable him to work for us in the United States.
(8)	Amount consists of 401(k) employer matching contributions of $11,000 paid on Mr. Wurzer’s behalf.
(9)	Amount consists of 401(k) employer matching contributions of $11,000 paid on Dr. Shannon’s behalf.
(10)	Amount consists of 401(k) employer matching contributions of $11,000 paid on Ms. Whayland’s behalf.

Grants of Plan-Based Awards

The following table sets forth information regarding grants of awards made to our Named Executives during the fiscal year ended December 31, 2006:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (1) (2)			All Other Stock Awards: Number of Shares of Stock (#) (3)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/sh)		Grant Date Fair Value of Stock and Option Awards ($) (8)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Frank M. Armstrong, M.D.	1/25/06	0	245,000	490,000	0	980,000	1,960,000
	3/28/06									100,000	(4)	3.75	(6)	148,960
	3/29/06									48,000	(5)	4.74	(7)	163,814
	3/29/06									452,000	(5)	4.74	(7)	1,542,586
	3/29/06							300,000	(6)					1,419,000

Patrick J. Zenner		—	—	—	—	—	—	—		15,000	(5)	3.85	(7)	41,373

David M. Wurzer	1/25/06	0	105,000	210,000	0	300,000	600,000	—
	1/25/06									75,072	(5)	3.56	(7)	192,425

Christopher K. McLeod	2/1/06	0	169,050	338,100	0	338,100	676,200	—
	1/24/06									105,000	(4)	3.50	(6)	145,982

Timothy M. Shannon, M.D.	1/25/06	0	113,750	227,500	0	325,000	650,000	—
	1/25/06									81,376	(5)	3.56	(7)	208,583

Elizabeth A. Whayland	1/25/06	0	63,300	126,600	0	158,250	316,500	—
	1/25/06									61,456	(5)	3.56	(7)	157,524

(1)	Based on targets and weightings under “Compensation Discussion and Analysis—Executive Incentive Plan” set forth elsewhere in this Proxy Statement.
(2)	Amounts represent potential payouts that will be paid in the form of option awards or stock awards at the closing price of our common stock on the grant date at the performance level indicated. Conversion of the dollar amount value of option awards is based on grant date fair value, while the conversion of the dollar amount value of stock awards is based on the closing price of our common stock on date of grant.
(3)	In the event we declare a cash dividend with respect to the outstanding shares of our common stock in the future, the recipient of each stock award would be entitled to receive such dividend.
(4)	Awarded under the 454 2000 Employee Director and Consultant Stock Plan.
(5)	Awarded under our 1997 Employee, Director and Consultant Stock Plan.
(6)	Options to purchase 454’s common stock are priced according to the fair market value of 454 common stock, as determined by the 454 Board, on the day of their Board of Directors meeting.
(7)	The exercise price represents the fair market value of our common stock on the date of grant, which is the closing price of our common stock on the date of grant as reported on the NASDAQ Global Market.
(8)	For additional information regarding the assumptions made in determining the aggregate grant date fair value of the stock awards and option awards, see the discussion under “Stock-Based Compensation” in Note 1 to our 2006 consolidated financial statements which are included in our Form 10-K, filed on March 14, 2007.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding equity awards held by the Named Executives as of December 31, 2006:

	Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable			Number of Securities Underlying Unexercised Options (#) Unexercisable			Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Frank M. Armstrong, M.D.	—			48,000	(2)		$4.74	3/29/2016	—		—
	—			452,000	(2)		$4.74	3/29/2016	—		—
	—			100,000	(3)	454	$3.75	3/28/2016	—		—
	20,000	(11)		10,000			$4.44	3/15/2015	—		—
	15,000	(6)		—			$3.44	5/4/2015	—		—
	—			—			—	—	300,000	(4)	$1,380,000

Patrick J. Zenner	20,000	(5)		—			$5.90	7/17/2012	—		—
	10,000	(6)		—			$5.09	5/28/2013	—		—
	12,500	(6)		—			$5.34	5/26/2014	—		—
	15,000	(6)		—			$3.44	5/4/2015	—		—
	72,000	(6)		—			$4.54	11/7/2015	—		—
	32,000	(7)		—			$4.54	11/7/2015	—		—
	15,000	(6)		—			$3.85	5/3/2016	—		—

David M. Wurzer	33,330	(8)		—			$3.75	9/8/2007	—		—
	13,334	(8)		—			$3.75	9/8/2007	—		—
	16,000	(8)		—			$5.75	3/17/2008	—		—
	40,000	(8)		—			$3.375	12/16/2008	—		—
	20,400	(8)		13,600			$3.94	2/11/2013	—		—
	15,600	(8)		23,400			$8.71	1/28/2014	—		—
	2,800	(8)		4,200			$8.71	1/28/2014	—		—
	11,000	(8)		44,000			$5.97	1/26/2015	—		—
	—			75,072	(2)		$3.56	1/25/2016	—		—
	16,667	(8)	454	—			$2.50	3/16/2011	—		—
	4,000	(8)	454	6,000		454	$2.50	1/29/2014	—		—
	—			—			—	—	150,000	(9)	$690,000

Christopher K. McLeod	200,000	(2)		—			$7.375	9/15/2009	—		—
	20,400	(8)		13,600			$3.94	2/11/2013	—		—
	12,400	(8)		18,600			$8.71	1/28/2014	—		—
	4,000	(8)		6,000			$8.71	1/28/2014	—		—
	16,000	(8)		64,000			$5.97	1/26/2015	—		—
	50,000	(8)	454	—			$2.50	3/16/2011	—		—
	14,000	(8)	454	21,000		454	$2.50	1/29/2014	—		—
	20,000	(8)	454	80,000		454	$2.75	5/12/2015	—		—
	100,000	(6)	454	—			$3.00	7/13/2015	—		—
	35,937	(2)	454	79,063		454	$3.00	7/13/2015	—		—
	—			105,000	(2)	454	$3.50	1/24/2016	—		—

Timothy M. Shannon, M.D.	72,000	(8)		18,000			$4.37	9/11/2012	—		—
	88,000	(8)		22,000			$4.37	9/11/2012	—		—
	7,800	(8)		5,200			$3.94	2/11/2013	—		—
	880	(8)		1,320			$8.71	1/28/2014	—		—
	21,920	(8)		32,880			$8.71	1/28/2014	—		—
	12,600	(8)		50,400			$5.97	1/26/2015	—		—
	—			81,376	(2)		$3.56	1/25/2016	—		—
	—			—			—	—	150,000	(9)	$690,000

Elizabeth A. Whayland	18,000	(8)		—			$5.75	3/17/2008	—		—
	16,000	(8)		—			$3.375	12/16/2008	—		—
	8,000	(8)		—			$3.875	7/21/2009	—		—
	15,000	(8)		10,000			$3.94	2/11/2013	—		—
	10,200	(8)		15,300			$8.71	1/28/2014	—		—
	5,800	(8)		23,200			$5.97	1/26/2015	—		—
	—			61,456	(2)		$3.56	1/25/2016	—		—
	—			—			—	—	22,500	(10)	$103,500

Unless otherwise noted above, outstanding equity awards relate to CuraGen.

(1)	Amount based on December 31, 2006 closing price of $4.60 per share of our common stock on the NASDAQ Global Market.
(2)	Options vest as to 25% of the underlying shares on the first anniversary of the grant date and in equal quarterly installments thereafter over an additional three years.

(3)	Options vest as to 50,000 shares on each of the first and second anniversary of the grant date.
(4)	The repurchase rights lapse as follows: 100,000 shares vest on the first anniversary of the grant date; 100,000 shares vest on the earlier of (i) the second anniversary of the grant date or (ii) the date when the closing price of our common stock on the NASDAQ Global Market has been at least $7.00 per share for at least 90 consecutive days and 100,000 shares vest on the earlier of (i) the third anniversary of the grant date or (ii) the date when the closing price of our common stock on the NASDAQ Global Market has been at least $11.00 per share for at least 90 consecutive days.
(5)	Options vest in three equal annual installments beginning on the first anniversary of the grant date.
(6)	Options were vested on the grant date.
(7)	Options vest as to 8,000 shares per month.
(8)	Options vest in five equal annual installments beginning on the first anniversary of the grant date.
(9)	The repurchase rights lapse as follows: 50,000 shares vest on the first anniversary of the grant date and 150,000 shares vest on the second anniversary of the grant date.
(10)	The repurchase rights lapse as follows: 7,500 shares vest on the first anniversary of the grant date and 22,500 shares vest on the second anniversary of the grant date.
(11)	Options vested in three equal installments: on the grant date; and on the first and second anniversary of the grant date.

Option Exercises and Stock Vested

The following table sets forth information regarding options exercised and stock vested by the Named Executives during the fiscal year ended December 31, 2006.

		Option Awards			Stock Awards
Name	Issuing Company	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Frank M. Armstrong, M.D.		—	—		—	—

Patrick J. Zenner		—	—		—	—

David M. Wurzer	CRGN	—	—		50,000	192,000

Christopher K. McLeod		—	—		—	—

Timothy M. Shannon, M.D.	CRGN	—	—		50,000	192,000

Elizabeth A. Whayland	CRGN	—	—		25,000	110,500
	CRGN	—	—		7,500	24,975
	454	2,000	1,500	(1)	—	—

(1)	Estimated fair market value of underlying 454 securities at exercise date, less exercise price.

Employment Agreements, Termination of Employment and Change in Control Arrangements

See Certain Relationships and Related Transactions set forth elsewhere in this Proxy Statement for a discussion of Dr. Rothberg’s Chairmanship Agreement.

In September 2006, we entered into amended and restated employment agreements with each of our Named Executives. The employment agreements with Frank M. Armstrong, Timothy M. Shannon, Elizabeth A. Whayland and David M. Wurzer do not include automatic one-year extensions, and therefore, we may terminate their employment with or without cause and with or without notice. Under each agreement, the Named Executive is entitled to an annual base salary as determined by the Board and annual performance-based bonuses on the attainment of certain goals set by the President and Chief Executive Officer and the Board. Upon a change in control, as defined in his or her individual agreement, all option awards or stock awards held by the CuraGen executive officers will become fully vested. If we terminate the employment agreement for performance reasons (as defined in the agreement), upon such termination, and subject to the execution of a separation agreement containing a full waiver and release and to ongoing compliance with certain non-compete provisions in the agreement, the Named Executive will be entitled to receive payment of his or her base salary, and insurance continuation under COBRA for any employee health and welfare benefit in which he or she was a participant prior to termination, for six (6) months from the date of termination of his or her employment. If we terminate the employment agreement without cause, upon such termination, and subject to the Named Executive’s execution of a separation agreement containing a full waiver and release, the Named Executive will be entitled to receive payment of his or her base salary and insurance continuation under COBRA for any employee health and welfare benefit in which he or she was a participant prior to termination, for twelve (12) months from the date of termination of his or her employment. If we terminate the employment agreement for cause, upon such termination, the Named Executive will not be entitled to any further payments (other than accrued and unpaid base salary and expenses to the date of termination), or to any further benefits (other than benefits which have accrued pursuant to any plan or by law). If we terminate the Named Executive for reasons other than cause, disability or death within twelve months of a change in control, or if the Named Executive terminates his or her employment for good reason (as defined in the agreement) within twelve months of a change in control, the Named Executive will be entitled to receive salary continuation for twenty-four (24) months, an amount equal to two (2) times his or her target annual bonus under the EIP, paid in a lump sum, and insurance continuation under COBRA for any employee health and welfare benefit in which the Named Executive was a participant prior to termination, for twenty-four (24) months from the date of termination of his or her employment.

We also have an employment agreement with Paul M. Finigan that contains change of control and termination provisions identical to the employment agreements with the Named Executives as described above.

In September 2006, 454 Life Sciences entered into an amended and restated employment agreement with Christopher K. McLeod. Mr. McLeod is entitled to an annual base salary and annual performance-based bonuses on the attainment of certain goals as set by the 454 Board. If 454 terminates his employment agreement for cause, upon such termination, Mr. McLeod will not be entitled to any further payments (other than accrued and unpaid base salary and expenses to the date of termination), or to any further benefits (other than benefits which have accrued pursuant to any plan or by law). If 454 terminates his employment agreement for any reason other than cause, and upon such termination and subject to execution of a general release of all claims and a covenant not to initiate any action against 454 or any of 454’s officers, directors, employees or agents in connection with his employment or termination of employment, Mr. McLeod will be entitled to receive payment of his base salary, and insurance continuation under COBRA for any employee health and welfare benefit in which he was a participant prior to his termination, for twelve (12) months from the date of termination of his employment. Upon a change in control of 454 or CuraGen all CuraGen option awards or stock awards held by Mr. McLeod will become fully vested. If 454 terminates Mr. McLeod’s employment within twelve months of a change in control of 454 or CuraGen, Mr. McLeod will be entitled to receive salary continuation for twenty-four (24) months, an amount equal to two (2) times his target annual bonus under the EIP, paid in lump sum, and insurance continuation under COBRA for any employee health and welfare benefit in which he was a participant prior to his termination for twenty-four (24) months from the date of termination, and all option awards of 454 held by Mr. McLeod will become fully vested.

Potential Post-Employment Payments Table

In designing employment agreements for our Named Executives, the Company felt it was in the best interests of the Company and the Named Executives to include severance benefits in the event any Named Executive’s position is eliminated. The Named Executives’ employment agreements entitle each to compensation should their employment terminate for reasons other than for cause. Severance payments may include salary continuation, non-equity incentive, option award and stock award acceleration. Severance payments for each Named Executive under his or her employment agreement are in addition to the Company’s obligation to pay such Named Executive’s salary during the requisite notice period. All of the CuraGen option awards and stock awards of our CuraGen Named Executives become fully vested on a change in control of CuraGen, regardless of loss of employment, as the Named Executives would no longer retain the same level of control over the Company and its related equity values subsequent to a change in control of CuraGen. The table below reflects amounts payable to the following Named Executives assuming their employment was terminated on December 31, 2006 (both prior to and following a change in control of CuraGen) or assuming a change in control of CuraGen occurred on December 31, 2006:

Name	Compensation & Benefits	Termination Without Cause Prior to a Change in Control (“CIC”) ($)	CIC ($)		Termination Without Cause or for Good Reason Within 12 Months of a CIC ($)
Frank M. Armstrong, M.D.	Salary	490,000			980,000
	Bonus				490,000
	Option Awards and Stock Awards		1,381,600	(1)	1,381,600	(3)
	Insurance Coverage (COBRA)	3,890			7,780
	Total	493,890			2,859,380

David M. Wurzer	Salary	300,000			600,000
	Bonus				210,000
	Option Awards and Stock Awards		777,051	(1)	777,051	(3)
			7,500	(2)	7,500	(4)
	Insurance Coverage (COBRA)	9,519			19,038
	Total	309,519	784,551		1,613,589

Christopher K. McLeod	Salary	338,100			676,200	(5)
	Bonus				338,100	(5)
	Option Awards and Stock Awards		8,976	(6)	8,976 191,797	(3) (4)(5)
	Insurance Coverage (COBRA)	9,519			19,038	(5)
	Total	347,619			1,234,111

Timothy M. Shannon, M.D.	Salary	325,000			650,000
	Bonus				227,500
	Option Awards and Stock Awards		787,263	(1)	787,263	(3)
	Insurance Coverage (COBRA)	9,519			19,038
	Total	334,519			1,683,801

Elizabeth A. Whayland	Salary	211,000			422,000
	Bonus				126,600
	Option Awards and Stock Awards		174,014	(1)	174,014	(3)
	Insurance Coverage (COBRA)	7,683			15,366
	Total	218,683			737,980

(1)	Amount based on December 31, 2006 closing price of $4.60 per share of our common stock on the NASDAQ Global Market; approximate value at time of change in control; regardless of loss of employment.
(2)	Amount based on market valuation as of December 31, 2006 of $3.75 per share for 454 common stock; approximate value at time of change in control; regardless of loss of employment.
(3)	Amount based on December 31, 2006 closing price of $4.60 per share of our common stock on the NASDAQ Global Market.
(4)	Amount based on market valuation as of December 31, 2006 of $3.75 per share for 454 common stock; approximate value at time of change in control.
(5)	These amounts would only be payable assuming employment was terminated, following a change in control of 454.
(6)	Amount based on December 31, 2006 closing price of $4.60 per share of our common stock on the NASDAQ Global Market; approximate value at time of change in control of either CuraGen or 454; regardless of loss of employment.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K with the Company’s management. Based on this review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

By the Compensation Committee of the Board of Directors of CuraGen Corporation:

David R. Ebsworth, Ph.D., Chairman

Robert E. Patricelli, J.D.

Patrick J. Zenner

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Dr. Ebsworth, who serves as Chairman, and Messrs. Patricelli and Zenner. There are no, and during 2006 there were no, Compensation Committee interlocks. Mr. Zenner served as Interim Chief Executive Officer and Chairman of the Board of the Company from May 2005 until March 2006. Mr. Astrue served as a Compensation Committee member from January 2006 until March 2006 and again from July 2006 through his resignation from the Board in October 2006.

REPORT OF THE AUDIT COMMITTEE

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is also responsible for the appointment, compensation, retention and oversight of the work of Deloitte & Touche LLP, the Company’s independent registered public accounting firm. During 2006, the Audit Committee met six times and discussed the financial statements contained in each public filing with the management of the Company and Deloitte & Touche LLP prior to public release. The Audit Committee also considered the status of taxation matters and other areas of oversight relating to the financial reporting, internal control and audit process that the Audit Committee deemed appropriate.

The Audit Committee is currently composed of three non-employee Directors and acts pursuant to the Audit Committee Charter. The Board and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rules of NASDAQ that govern Audit Committee composition, including the requirements that all Audit Committee members are “Independent Directors” as that term is defined by NASD Rule 4200(a) (14); all Audit Committee members are able to read and understand fundamental financial statements and at least one Audit Committee member is financially sophisticated.

The Board and the Audit Committee have considered the SEC’s Release No. 33-8177 and the requirements concerning an “Audit Committee Financial Expert”. The Board and the Audit Committee have determined that its Chairman, John H. Forsgren, qualifies as an “Audit Committee Financial Expert” and that he is also independent from the Company’s management under the current SEC standards.

The Audit Committee meets with Deloitte & Touche LLP, with and without management present, to discuss the overall scope of their audit of the Company’s annual consolidated financial statements and internal control over financial reporting, the results of their audits, the cooperation received by them during their audit examination and the overall quality of the Company’s financial reporting. The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2006 with management and Deloitte & Touche LLP. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by Statement of Auditing Standards No. 61, “Communication with Audit Committees”, which include, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee has received written disclosures and a letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, which relates to the accountant’s independence from the Company and its related entities, and has discussed with Deloitte & Touche LLP their independence from the Company.

Based on the review and discussions referred to herein, the Audit Committee has recommended to the Company’s Board of Directors that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the calendar year ended December 31, 2006 for filing with the SEC.

THE AUDIT COMMITTEE:

John H. Forsgren, Chairman

Vincent T. DeVita, Jr., M.D.

James J. Noble, M.A., F.C.A.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Board appointed Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year ended December 31, 2006. Deloitte & Touche LLP has been regularly engaged by the Audit Committee to audit the Company’s annual financial statements and for other purposes. Representatives from Deloitte & Touche LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders. Aggregate fees billed to the Company for the fiscal years ended December 31, 2006 and 2005 by the Company’s principal accountant, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”), were as follows:

	2006	2005
Audit fees	$554,648	$523,120
Audit-related fees	234,590	—
Tax fees	70,227	32,000
All other fees	10,000	—

Total	$869,465	$555,120

Audit fees include fees for professional services provided in connection with the annual audit of the Company’s consolidated financial statements, quarterly reviews of the Company’s consolidated financial statements, comfort letters and consents in connection with debt and/or stock issuances required to complete the year-end audits of the consolidated financial statements, as well as fees for professional services rendered for the audits of (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

Audit-related fees include fees for 454’s stand-alone grant audits, as well as fees incurred in connection with 454’s financing efforts.

Tax fees include fees for review of the Company’s and 454’s corporate income tax returns.

All other fees include fees for Audit Committee Continuing Education.

Pre-Approval Policy of the Audit Committee

Consistent with SEC policies, the services performed by Deloitte & Touche in 2006 and 2005 were pre-approved in accordance with the pre-approval policy set forth in the Audit Committee Charter. The Audit Committee pre-approves all audit services and permitted non-audit services performed or proposed to be undertaken by the independent registered public accounting firm (including the fees and terms thereof), except where such services are determined to be de minimis under the Exchange Act, giving particular attention to the relationship between the types of services provided and the independent registered public accounting firm’s independence. Pre-approval may be of classes of permitted services, such as “annual audit services”, “tax consulting services”, or similar broadly defined predictable or recurring services. The Audit Committee may delegate pre-approval authority to a subcommittee of one or more of its members. The subcommittee to which such authority is delegated must present, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 31, 2005, CuraGen and 454 entered into a Chairmanship Agreement with Jonathan M. Rothberg, Ph.D., the former Chief Executive Officer, President and Chairman of the Board of CuraGen, under which he agreed to serve as a consultant to the CuraGen management team. The Chairmanship Agreement, which became effective July 1, 2005, has an initial term of two years with annual renewal thereafter, at the discretion of our Board. Dr. Rothberg receives $50,000 per year for such consulting services, payable quarterly. Pursuant to the Chairmanship Agreement, Dr. Rothberg agrees to provide consulting services at such times and in such manner as are mutually agreed to by Dr. Rothberg and the Board of CuraGen or the 454 Board. The agreement provides that Dr. Rothberg will continue to serve on the Board of CuraGen (and CuraGen will nominate him for election to the CuraGen Board), provided he is elected as a Director of CuraGen by the CuraGen stockholders. By virtue of Dr. Rothberg’s continued service to the Company, currently outstanding CuraGen option awards previously granted to him pursuant to the 1997 Stock Plan will continue to vest and become exercisable in accordance with their terms, provided Dr. Rothberg remains on the CuraGen Board and the consulting arrangement remains in force. In the event any person, group of associated persons acting in concert or entity acquires all or substantially all of the business or assets of the Company or becomes a direct or indirect beneficial owner of shares of stock of the Company representing an aggregate of more than fifty percent (50%) of the votes then entitled to be cast at an election of Directors of the Company, all CuraGen option awards held by Dr. Rothberg will become 100% vested. Pursuant to the Chairmanship Agreement, the Company reimbursed Dr. Rothberg for the premiums associated with continued coverage for himself and his eligible dependents under the Company’s health and medical plans, pursuant to the federal COBRA laws, for the period from July 1, 2005 through December 31, 2006. If the Company terminates the Chairmanship Agreement for cause, Dr. Rothberg will not be entitled to any further payments (other than any accrued and unpaid compensation and benefits).

The Chairmanship Agreement also provides that Dr. Rothberg will report to the 454 Board and perform such duties and responsibilities as may be assigned to him by the 454 Board in accordance with the by-laws of 454 and are typically associated with a position of that nature. Dr. Rothberg receives from 454 a quarterly retainer equivalent to $150,000 per year in consideration for his services to 454. In the event any person (other than the Chairman), group of associated persons acting in concert (none of whom is the Chairman), or entity, acquires all or substantially all of the business or assets of the Company or becomes a direct or indirect beneficial owner of shares of stock of the Company representing an aggregate of more than fifty percent (50%) of the votes then entitled to be cast at an election of directors of the Company, all CuraGen stock options held by the Chairman will become 100% vested in the same manner and to the same extent as the stock options of other non-management CuraGen Board members. In the event any person (other than the Chairman), group of associated persons acting in concert (none of whom is the Chairman), or entity, acquires all or substantially all of the business or assets of 454 or becomes a direct or indirect beneficial owner of voting securities of 454 representing an aggregate of more than fifty percent (50%) of the total voting power represented by 454’s then outstanding voting securities, all 454 stock options help by the Chairman will become 100% vested. Subject to certain restrictions, Dr. Rothberg may work as an employee, Director or as a consultant for any person or entity during the period he serves as 454 Board Chairman, provided that such employment does not materially interfere with the performance of his duties as Chairman of the 454 Board or with his consulting arrangement with CuraGen. If 454 terminates the Chairmanship Agreement for cause, Dr. Rothberg will not be entitled to any further payments (other than any accrued and unpaid compensation and benefits).

During the term of the Chairmanship Agreement and for a period of twelve months after its termination, Dr. Rothberg has agreed not to engage in any business that is competitive with the business of 454 or the Company in any capacity or to serve in any capacity anywhere in the world for, with respect to or on behalf of any person or entity that is engaged in any business that is competitive with the current business of 454 or the Company or is known to him to be under development by 454 or the Company. During the term of the Chairmanship Agreement and for a period of twelve months after its termination, Dr. Rothberg will not, on his own behalf or on behalf of any other person or entity, (1) solicit or induce any employee of the Company or 454 to leave or cease his or her employment relationship with the Company or 454 for any reason whatsoever;

(2) hire or otherwise engage the services of, or assist in hiring or engaging the services of any Company or 454 employee; (3) solicit, or permit any organization directly or indirectly controlled by him to solicit for hire any employee of the Company or 454 or (4) solicit business from any customer, vendor, licensor, licensee or distributor to reduce its business with the Company or 454.

From January 1, 2006 through April 1, 2007, payments to Dr. Rothberg by the Company and 454 under the Chairmanship Agreement totaled $250,000.

Policies and Procedures for Related Person Transactions

Our Board has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which CuraGen is a participant, the amount involved exceeds $120,000 and one of our executive officers, Directors, Director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person”, has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction”, the related person must report the proposed related person transaction to our general counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the Board’s Audit Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is in CuraGen’s best interests. The committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, the Board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•

interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a Director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and (c) the amount involved in the transaction equals less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

•	a transaction that is specifically contemplated by provisions of CuraGen’s charter or bylaws.

The policy provides that transactions involving compensation of executive officers will be reviewed and approved by the Compensation Committee in the manner specified in its charter.

PROPOSAL TWO—APPROVAL OF 2007 STOCK INCENTIVE PLAN

Due to the impending expiration of our 1997 Plan, on January 24, 2007, the Board adopted, subject to stockholder approval, the 2007 Stock Incentive Plan, which we refer to as the 2007 Plan. Up to 3,000,000 shares of our common stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2007 Plan. If the 2007 Plan is approved by our Stockholders, no further grants will be made from our currently active equity plan, the 1997 Employee, Director and Consultant Stock Plan.

The Board believes that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. Accordingly, the Board believes adoption of the 2007 Plan is in our best interests and in the best interests of our stockholders and recommends a vote “FOR” the approval of the 2007 Plan and the reservation of 3,000,000 shares of our common stock for issuance thereunder.

Description of the 2007 Plan

The following is a brief summary of the 2007 Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Types of Awards

The 2007 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the code, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards as described below, which we collectively refer to as awards.

Incentive Stock Options and Non-statutory Stock Options. Optionees receive the right to purchase a specified number of shares of our common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options will be granted at an exercise price which will not be less than 100% of the fair market value of our common stock on the date of grant; provided that if the Board approves the grant of an option with an exercise price to be determined on a future date, the exercise price will not be less than 100% of the fair market value on such future date. In addition, under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the code may not be granted at an exercise price less than 100% of the fair market value of our common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of our voting power). Options may not be granted for a term in excess of ten years. The 2007 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) subject to certain conditions, surrender to us of shares of our common stock, (iii) subject to certain conditions, delivery to us of a promissory note, (iv) any other lawful means or (v) any combination of these forms of payment.

Stock Appreciation Rights. A stock appreciation right, or SAR, is an award entitling the holder, upon exercise, to receive an amount in our common stock or cash or a combination thereof determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock. SARs may be granted independently or in tandem with an option. The grant price or exercise price of an SAR will not be less than 100% of the fair market value per share of our common stock on the date of grant of the SAR; provided that if the Board approves the grant of an SAR with an exercise price to be determined on a future date, the exercise price will not be less than 100% of the fair market value on such future date. The term of an SAR will not be for more than 10 years from the date of grant.

Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of our common stock, subject to our right to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Recipients of restricted stock awards are entitled to all ordinary cash dividends paid with respect to the shares subject to such awards, unless otherwise provided by the Board. If any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of our common stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the date the dividends are paid to stockholders of that class of stock.

Restricted Stock Unit Awards. Restricted stock unit awards entitle the recipient to receive shares of our common stock to be delivered at the time such shares vest pursuant to the terms and conditions established by the Board. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to a restricted stock unit award, the recipient is entitled to receive from us one share of our common stock or an amount of cash equal to the fair market value of one share of our common stock, as provided in the applicable award agreement. The Board may, at its discretion, provide that settlement of restricted stock unit awards will be deferred, on a mandatory basis or at the election of the recipient. A recipient has no voting rights with respect to any restricted stock unit awards. To the extent provided by the Board, in its sole discretion, a grant of a restricted stock unit award may provide recipients with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of our common stock, which we refer to as dividend equivalents. Dividend equivalents may be paid currently or credited to an account for the recipients, may be settled in cash and/or shares of our common stock and may be subject to the same restrictions on transfer and forfeitability as the restricted stock unit awards with respect to which paid, as determined by the Board in its sole discretion, subject to the terms and conditions established by the Board and set forth in the applicable award agreement.

Other Stock-Based Awards. Under the 2007 Plan, the Board has the right to grant other awards based upon our common stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of awards that are valued in whole or in part by reference to, or otherwise based on, shares of our common stock and the grant of awards entitling recipients to receive shares of our common stock to be delivered in the future.

Performance Conditions. Grants of restricted stock awards, restricted stock unit awards or other stock-based awards may be made subject to the achievement of performance goals. We refer to such performance-based awards as performance awards. Performance awards may also provide for cash payments of up to $1,000,000 per calendar year per individual. Grants of performance awards to any officer intended to qualify for deduction under Section 162(m) of the code will only be made by the Compensation Committee, and will be based on one or more of the following measures: (a) net income, (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (c) operating profit before or after discontinued operations and/or taxes, (d) sales, (e) sales growth, (f) earnings growth, (g) cash flow or cash position, (h) gross margins, (i) stock price, (j) market share, (k) return on sales, assets, equity or investment, (l) improvement of financial ratings, (m) achievement of balance sheet or income statement objectives, (n) total stockholder return or (o) outcomes of clinical trials. These performance measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance measures may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset and (v) charges for restructuring and rationalization programs. Such performance measures: (i) may vary by participant and may be different for different awards; (ii) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the Compensation Committee and (iii) will be set by the Compensation Committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify for deduction under Section 162(m) may be based on these or such other performance measurers as the Board of Directors may determine.

Transferability of Awards

Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. The Board may, however, provide in an award for the gift of such award to immediate family members or family trusts or similar entities, provided that certain requirements are met.

Eligibility to Receive Awards

Employees, officers, Directors, consultants and advisors of ours and our subsidiaries and of other business ventures in which we have a controlling interest are eligible to be granted awards under the 2007 Plan. Under present law, however, incentive stock options may only be granted to employees of ours and our subsidiaries.

The maximum number of shares with respect to which awards may be granted to any participant under the 2007 Plan may not exceed 750,000 shares per calendar year. For purposes of this limit, the combination of an option in tandem with SAR is treated as a single award. The maximum number of shares with respect to which awards other than options and SARs may be granted is 50% of the maximum number of shares available for awards under the 2007 Plan.

Plan Benefits

As of March 15, 2007, approximately 100 persons were eligible to receive awards under the 2007 Plan, including our five executive officers and seven non-employee Directors. The granting of awards under the 2007 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.

On March 15, 2007, the last reported sale price of our common stock on the NASDAQ Global Market was $3.87.

Administration

The 2007 Plan is administered by the Board. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2007 Plan and to interpret the provisions of the 2007 Plan. Pursuant to the terms of the 2007 Plan, the Board may delegate authority under the 2007 Plan to one or more committees or subcommittees of the Board. The Board has authorized the Compensation Committee to administer certain aspects of the 2007 Plan, including the granting of options to executive officers.

Subject to any applicable limitations contained in the 2007 Plan, the Board, the Compensation Committee or any other committee to whom the Board delegates authority, as the case may be, selects the recipients of awards and determines (i) the number of shares of our common stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options (which may not be less than 100% of the fair market value of our common stock), (iii) the duration of options (which may not exceed 10 years) and (iv) the number of shares of our common stock subject to any SAR, restricted stock award, restricted stock unit award or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

The Board may, to the extent permitted by applicable law, delegate to one or more of our officers the power to grant awards to our employees, or officers or employees or officers of our subsidiaries, and to exercise such other powers under the 2007 Plan as the Board of Directors may determine, provided that the Board will fix the terms of the awards to be granted by such officers and the maximum number of shares subject to such awards; provided, however, that none of our officers will be authorized to grant awards to any of our “executive officers” (as that term is defined by Rule 3b-7 under the Exchange Act) or to any “officer” (as that term is defined by Rule 16a-1 under the Exchange Act).

Adjustments and Reorganization Event

The Board is required to make appropriate adjustments in connection with the 2007 Plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2007 Plan also contains provisions addressing the consequences of any reorganization event, which is defined as (a) any merger or consolidation of us with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled or (b) any exchange of all of our common stock for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

In connection with a reorganization event, the Board or the Compensation Committee will take any one or more of the following actions as to all or any, or any portion, of outstanding awards other than restricted stock awards on such terms as the Board of Directors or the Compensation Committee determines: (i) provide that awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice, provide that all unexercised options or other unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised within a specified period following the date of such notice, (iii) provide that outstanding awards will become exercisable, realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon such reorganization event, (iv) in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, which we refer to as the acquisition price, make or provide for a cash payment to an award holder equal to the excess, if any, of (A) the acquisition price times the number of shares of our common stock subject to the holder’s awards (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price of all the holder’s outstanding awards and any applicable tax withholdings, in exchange for the termination of such awards, (v) provide that, in connection with a liquidation or dissolution of the Company, awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of these permitted actions, the Board will not be obligated by the 2007 Plan to treat all awards, or all awards of the same type, identically.

Upon a reorganization event other than a liquidation or dissolution of the Company, our repurchase and other rights under each outstanding restricted stock award will inure to the benefit of our successor and will, unless the Board determines otherwise, apply to the cash, securities or other property which our common stock was converted into or exchanged for pursuant to the reorganization event in the same manner and to the same extent as they applied to our common stock subject to such restricted stock award. Upon a reorganization event involving the liquidation or dissolution of the Company, except in certain circumstances, all restrictions and conditions on all restricted stock awards then outstanding will automatically be deemed terminated or satisfied.

Acceleration

The Board or the Compensation Committee may at any time provide that any award will become immediately exercisable in full or in part, free of some or all restrictions or conditions or otherwise realizable in full or in part, as the case may be.

Shares Available for Awards

For purposes of counting the number of shares available for the grant of awards under the 2007 Plan:

•

shares of our common stock covered by independent SARs will be counted against the number of shares available for the grant of awards under the 2007 Plan, provided, however, that independent SARs that may be settled in cash only will not be so counted;

•

if any award (i) expires or is terminated, surrendered, canceled or forfeited or (ii) results in any of our common stock not being issued, including as a result of an independent SAR that was settleable either in cash or in stock actually being settled in cash, the unused shares of our common stock covered by such award will again be available for grant under the 2007 Plan; and

•

shares of our common stock tendered to us by a participant to purchase shares of our common stock upon the exercise of an award or to satisfy tax withholding obligations will not be added back to the number of shares available for future grant of awards under the 2007 Plan.

The foregoing is subject, in the case of incentive stock options, to any limitations under the code.

Substitute Options

In connection with a merger or consolidation of an entity with us or the acquisition by us of property or stock of an entity, the Board may grant awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute awards may be granted on such terms, as the Board deems appropriate in the circumstances, notwithstanding any limitations on awards contained in the 2007 Plan. Substitute awards will not count against the 2007 Plan’s overall share limit, except as may be required by the code.

Limitation on Repricing

Unless approved by our stockholders, (i) no outstanding option granted under the 2007 Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding option and (ii) the Board may not cancel any outstanding option, whether or not granted under the 2007 Plan, and grant in substitution therefore new awards under the 2007 Plan covering the same or a different number of shares of our common stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.

Provisions for Foreign Participants

The Board or the Compensation Committee may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the 2007 Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

Amendment or Termination

No award may be made under the 2007 Plan ten years after stockholder approval but awards previously granted may extend beyond that date. The Board may at any time amend, suspend or terminate the 2007 Plan, provided that:

•

to the extent required by Section 162(m) of the code, no award granted to a participant that is intended to comply with Section 162(m) after the date of such amendment will become exercisable, realizable or vested, as applicable to such award, unless and until such amendment shall have been approved by our stockholders if required by Section 162(m), including the vote required under Section 162(m);

•

no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market, or NASDAQ, may be made effective unless and until such amendment shall have been approved by our stockholders; and

•

if NASDAQ amends its corporate governance rules so that such rules no longer require stockholder approval of material amendments to equity compensation plans, then, from and after the effective date of such amendments to the NASDAQ rules, no amendment to the 2007 Plan

•	materially increasing the number of shares authorized under the 2007 Plan,

•	expanding the types of awards that may be granted under the 2007 Plan, or

•	materially expanding the class of participants eligible to participate in the 2007 Plan shall be effective unless stockholder approval is obtained.

In addition, if at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the code or any successor provision with respect to incentive stock options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the 2007 Plan will apply to, and be binding on, the holders of all awards outstanding under the 2007 Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of participants under the 2007 Plan. No award will be made that is conditioned upon stockholder approval of any amendment to the 2007 Plan.

If our stockholders do not approve the adoption of the 2007 Plan, the 2007 Plan will not go into effect, and we will not grant any awards under the 2007 Plan. In such event, the Board will consider whether to adopt alternative arrangements based on its assessment of our needs.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2007 Plan. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the code regarding nonqualified deferred compensation. The plan provides that no award will provide for deferral of compensation that does not comply with Section 409A of the code, unless the Board of Directors, at the time of grant, specifically provides that the award is not intended to comply with Section 409A. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Non-statutory Stock Options

A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights

A participant will not have income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units

A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

The tax consequences associated with any other stock-based award granted under the 2007 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to Us

There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the code.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2008 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to us at our offices at 322 East Main Street, Branford, Connecticut 06405, attention Corporate Secretary, for receipt no later than December 6, 2007.

Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance written notice of such proposal to us at the aforementioned address not later than February 19, 2008.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use their discretionary authority to vote the shares they represent. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and annual reports. This means that only one copy of our Proxy Statement or Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write to us at 322 East Main Street, Branford, Connecticut 06405, or call us at (203) 481-1104. If you want to receive separate copies of the Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should properly come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL

The accompanying proxy is solicited by and on behalf of our Board, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, officers and other employees of the Company who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our Directors and officers is based upon information received from the individual Directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULE THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON MARCH 15, 2007, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO CORPORATE SECRETARY, CURAGEN CORPORATION, 322 EAST MAIN STREET, BRANFORD, CONNECTICUT 06405. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

Senior Vice President of Finance

and Corporate Secretary

Branford, Connecticut

April 4, 2007

APPENDIX A

CURAGEN CORPORATION

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

The Audit Committee (“Committee”), appointed by, acting on behalf of and reporting to the Board of Directors (the “Board”) of CuraGen Corporation (the “Company”), a Delaware corporation, shall be responsible for assisting the Board in fulfilling its oversight responsibilities to the Company’s shareholders in monitoring:

•	The quality, reliability and integrity of the financial statements, accounting policies and financial reporting and disclosure practices of the Company;

•	The independent auditors’ qualifications and independent relationship with the Company;

•	Compliance by the Company with legal and regulatory requirements and corporate policies; and

•

The performance of the Company’s internal auditors (if applicable), or in the alternative the adequacy of a system of internal audit controls within the Company, and the performance of the external auditors.

The Committee shall submit this Charter to the Board for approval and adoption. The Committee shall then review and assess the adequacy of this Charter annually, and submit any changes or modifications to the Board for approval.

Responsibilities of Audit Committee

The Committee shall undertake such functions as it deems appropriate to oversee the Company’s financial reporting and disclosure process and internal controls. Without limiting its scope of activities, the Committee’s responsibilities will include all of the following:

•

Annual appointment of the Company’s independent auditors and their scope, planning and staffing of the audit, review and approval of their estimated and actual fees and expenses, and a review and discussion of their past performance. The independent auditors are accountable to, and report directly to, the Committee, who has the authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report;

•

Review and evaluate the experience and qualification of the lead partner of the independent auditors’ team, as well as monitoring the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, in order to ensure that neither perform audit services for the Company for five (5) or more consecutive fiscal years;

•

Pre-approve all audit services and permitted non-audit services performed or proposed to be undertaken by the independent public auditors (including the fees and terms thereof), except where such services are determined to be de minimis under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), giving particular attention to the relationship between the types of services provided and the auditors’ independence. Pre-approval may be of classes of permitted services, such as “annual audit services”, “tax consulting services” or similar broadly defined predictable or recurring services;

•

Review of the formal written statement from the independent auditors which details all relationships between them and the Company as mandated by Independence Standards Board (ISB) Standard No. 1 and discuss the disclosures therein with the independent auditors. Review and actively discuss with the Board, if necessary, and the independent auditors, on a periodic basis, any disclosed relationships or services between the auditors and the Company or any other disclosed relationships or services that may impact the objectivity and independence of the independent auditors;

•

Obtain and review a report from the independent auditors at least annually regarding (i) the independent auditors’ quality-control procedures, (ii) any material issues raised by the most recent internal quality- control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and (iii) any steps taken to deal with any such issues;

•

Review with the independent auditors and management the adequacy and appropriateness of the Company’s system of internal financial controls, including the need for, and conduct of, an internal audit function;

•

Review with the independent auditors and management the results of the Company’s quarterly interim financial reviews, the controls and procedures used in preparation of the quarterly financial statements and all disclosures and contents of the quarterly financial statements to be filed with the SEC (Form 10-Q) and presented to the shareholders, including a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61 (“SAS No. 61”);

•

Review and discuss with the independent auditors and management the results of the Company’s annual audit, the findings and recommendations of the independent auditors, including the summary of adjustments passed prepared by the independent auditors and all disclosures and contents of the financial statements to be filed with the SEC (Form 10-K) and presented to the shareholders, including a discussion with the independent auditors of the matters required to be discussed by SAS No. 61;

•

Discuss with management the Company’s quarterly financial results press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies;

•

Review the Company’s disclosure to the Committee and the independent auditors under Section 302 of the Sarbanes-Oxley Act, and the content of the Chief Executive Officer and the Chief Financial Officer certifications to be filed under Sections 302 and 906 of the Sarbanes-Oxley Act, in connection with each periodic report;

•	Review with the Company’s legal counsel any legal matter that could have a significant impact on the Company’s financial statements or compliance policies;

•	Review any significant disagreement among management and the independent auditors regarding financial reporting and disclosures and management’s response thereto;

•	Receive and consider the reports required to be made by the independent auditors regarding:

•	critical accounting policies and practices;

•

alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

•	other material written communications between the independent auditors and Company management.

•

Report regularly to and review with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the performance of the internal audit function (if applicable);

•	Consider whether it will recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K

•	Prepare a Committee report for inclusion in the Proxy Statement for the Company’s Annual Meeting of Shareholders, which will state that the Committee has:

•	reviewed and discussed the audited financial statements with management;

•	discussed with the independent auditors matters required by Statement on Auditing Standards (SAS) No. 61, as amended;

•	reviewed written disclosures and the letter from the independent auditors required by ISB Standard No. 1, and discussed with them their independence; and

•	recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

•

Prepare other Committee required disclosures for inclusion in the Proxy Statement, including: 1) whether the Committee is governed by a written charter; 2) whether a non-independent Director has been appointed to the Committee and 3) whether an audit committee financial expert is a member of the audit committee, including the name of at least one audit committee financial expert, and whether the individual is independent of management;

•	Review certain filings made on behalf of the Company with the SEC, the NASDAQ Stock Market (“NASDAQ”) and such other exchange upon which the securities of the Company are listed;

•	Review the procedures established by the Company, and actions undertaken to protect its proprietary intellectual property;

•	Review the risk assessment and risk management procedures established by the Company, and actions undertaken on to monitor and protect its major financial risk exposures;

•

Review the findings of investigations, examinations and similar reviews, if any, issued or conducted by regulatory authorities which pertain to the Company’s internal financial controls and financial reporting functions;

•

Establish and monitor procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	Review with management and the independent auditors of the initial selection process, and changes in, significant accounting policies and their application;

•

Review with management and the independent auditors of any changes in accounting standards or rules promulgated by General Accepted Accounting Principles, the SEC or other regulatory bodies that have an effect on the financial statements, including the effect of any off-balance sheet structures and transactions on the Company’s financial statements;

•

Review the Company’s hiring policies for employees or former employees of the Company’s independent auditors who have participated in the past in any capacity in the audit of the Company, in accordance with the rules of the SEC;

•

Review all “related person transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an ongoing basis pursuant to the Company’s related person transaction policy, and all such transactions shall be approved or ratified by the Committee.

•	Retain outside legal, accounting or other advisors or consultants to advise and assist the Committee, when deemed necessary;

•	Review and approve the Company’s investment policies and related portfolio on an annual basis; and

•	Review on an annual basis, the Committee’s own performance and report its findings to the Board.

•	Further, the Committee shall conduct special investigations at its discretion and shall perform such other functions as may be requested from time to time by the Board.

In the conduct of its responsibilities, the Committee is authorized to: communicate directly with any employee of the Company or any third party conducting business with the Company; engage professionals, including lawyers, auditors and financial advisers who have or have not previously rendered services to the Company and undertake such other actions as the Committee deems appropriate in order to fulfill its responsibilities.

Membership

The Committee shall be composed of not less than three members, appointed by the Board. Except as otherwise permitted by the applicable NASDAQ rules, the Committee shall be composed of Directors who are independent as defined by such rules and meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c) of the Exchange Act) and have not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. Any non-independent Director serving on the Audit Committee pursuant to the “exceptional and limited circumstances” exception available under NASDAQ rules may not serve on the Audit Committee for more than two (2) years, and such non-independent Director may not be permitted to serve as chair of the Audit Committee.

All members of the Audit Committee shall be able to read and understand fundamental financial statements, and be familiar with basic finance and accounting practices. In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Company shall disclose, in its annual report, whether or not the Audit Committee includes at least one Audit Committee Financial Expert, as defined by applicable SEC rules, as amended, and if not, the reasons therefore.

Committee members shall be compensated by the Company solely in the form of Directors’ fees, as determined by the Board. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board or a committee of the Board. Audit Committee members may, however, receive greater fees than those received for Board service by other Board members, in light of their heightened responsibilities to the Company.

The Board shall appoint a Chairman of the Committee who shall serve at the discretion of the Board, and the Corporate Secretary or his/her designee shall record minutes of the meetings or other actions taken by the Committee.

Meetings

The Committee shall meet at the discretion of its Chairman or a majority of its members, but shall meet not less than quarterly, with one meeting following the submission of the report of the Company’s independent auditors with respect to the most recently completed fiscal year. In addition, the Committee or at least its Chair, shall meet with the independent auditors and management quarterly to review the Company’s financials and Form 10-Q prior to its filing or prior to the release of earnings. The agenda of each meeting will generally be prepared by the Company, with input from the Committee Chairman and Committee members, and circulated to each member of the Committee prior to the meeting date. The Committee Chairman will distribute minutes to the Board concerning all substantive matters that transpire at each Committee meeting.

The Committee shall meet at least annually (either in a separate meeting from a regularly scheduled Committee meeting or simply in a separate session) with the independent public auditors, Director of the internal auditing department (if applicable) and management to discuss any matters that the parties believe should be discussed privately with the Committee.

The Committee may also act by unanimous written consent in lieu of a meeting.

The Committee may form and delegate authority to one or more subcommittees, as it deems appropriate from time to time under the circumstances (including a subcommittee consisting of a single member). Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Committee at its next scheduled meeting.

Reporting Responsibilities

The Committee shall report to the Board as the Chairman, a majority of the members or the Board may request. The Committee may, acting on its own initiative, report to, or otherwise communicate with, one or more members of management, including those persons responsible for financial reporting and internal auditing, and the Company’s independent auditors.

The Chairman

The Chairman shall have the authority and responsibility to call the meetings of the Committee, to oversee the conduct of meetings, to report on the deliberations of the Committee to the Board and, as appropriate, to others. The Chairman shall have the authority to engage, on behalf of the Committee, counsel, auditors and others in the furtherance of the Chairman’s and the Committee’s duties. The Committee, acting by majority of its members, may overrule or modify any decision of the Chairman, or initiate any action on its own.

Limitations of Audit Committee’s Role

The Committee’s responsibility is oversight. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons within the Company and of the professionals and experts from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts, absent actual knowledge to the contrary and (iii) representations made by management of the independent auditors as to any information technology services and other non-audit services provided by the independent auditors to the Company.

APPENDIX B

CURAGEN CORPORATION

2007 STOCK INCENTIVE PLAN

1. Purpose

The purpose of this 2007 Stock Incentive Plan (the “Plan”) of CuraGen Corporation, a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2. Eligibility

All of the Company’s employees, officers, Directors, consultants and advisors are eligible to be granted options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Participant”.

3. Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No Director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c) Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

4. Stock Available for Awards

(a) Number of Shares. Subject to adjustment under Section 10, Awards may be made under the Plan for up to 3,000,000 shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”). For purposes of counting the number of shares available for the grant of Awards under the Plan, (i) shares of Common Stock covered by independent SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that independent SARs that may be settled in cash only shall not be so counted; (ii) if any Award (A) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (B) results in any Common Stock not being issued (including as a result of an independent SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan; provided, however, in the case of Incentive Stock Options (as hereinafter defined), the foregoing shall be subject to any limitations under the Code and (iii) shares of Common Stock tendered to the Company by a Participant to (A) purchase shares of Common Stock upon the exercise of an Award or (B) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) Sub-limits. Subject to adjustment under Section 10, the following sub-limits on the number of shares subject to Awards shall apply:

(1) Section 162(m) Per-Participant Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 750,000 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR (as each is hereafter defined) shall be treated as a single Award. The per Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

(c) Limit on Awards other than Options and SARS. The maximum number of shares with respect to which Awards other than Options and SARs may be granted (determined net of any Awards that have returned to the pool of shares available for grant in accordance with Section 4(a)) shall be 50% of the maximum number of shares available for Awards under the Plan as set forth in Section 4(a).

(d) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a), except as may be required by reason of Section 422 and related provisions of the Code.

5. Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option that is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option.”

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of CuraGen

Corporation, any of CuraGen Corporation’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board, including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price. The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement. The exercise price shall be not less than 100% of the Fair Market Value (as defined below) on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement, provided, however, that no Option will be granted for a term in excess of 10 years.

(e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable or, subject to such conditions as the Board shall specify, on a deferred basis (with the Company’s obligation to be evidenced by an instrument providing for future delivery of the deferred shares at the time or times specified by the Board).

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as may otherwise be provided in the applicable option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) to the extent provided for in the applicable option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent permitted by applicable law and provided for in the applicable option agreement or approved by the Board, in its sole discretion, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5) by any combination of the above permitted forms of payment.

6. Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (i) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to Section 10) and (ii) the Board may not cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefore new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.

7. Stock Appreciation Rights.

(a) General. The Board may grant Awards consisting of a stock appreciation right (“SAR”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. The date as of which such appreciation or other measure is determined shall be the exercise date.

(b) Grants. SARs may be granted in tandem with, or independently of, Options granted under the Plan.

(1) Tandem Awards. When SARs are expressly granted in tandem with Options, (i) the SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event and will be exercisable in accordance with the procedure required for exercise of the related Option); (ii) the SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event and except that an SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related SAR and (iv) the SAR will be transferable only with the related Option.

(2) Independent SARs. An SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

(c) Grant Price. The grant price or exercise price of an SAR shall not be less than 100% of the Fair Market Value per share of Common Stock on the date of grant of the SAR; provided that if the Board approves the grant of an SAR with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

(d) Term. The term of an SAR shall not be more than 10 years from the date of grant.

(e) Exercise. SARs may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

8. Restricted Stock; Restricted Stock Units

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock to be delivered at the time such shares of Common Stock vest (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b) Terms and Conditions. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Stock.

(1) Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board. If any such dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of stock or, if later, the 15th day of the third month following the date the dividends are paid to shareholders of that class of stock.

(2) Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

(d) Additional Provisions Relating to Restricted Stock Units.

(1) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the applicable Award agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant.

(2) Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

(3) Dividend Equivalents. To the extent provided by the Board, in its sole discretion, a grant of Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Participants, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, as determined by the Board in its sole discretion, subject in each case to such terms and conditions as the Board shall establish, in each case to be set forth in the applicable Award agreement.

9. Other Stock-Based Awards

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based-Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

10. Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits set forth in Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions and the exercise price of each SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of all such outstanding Options or other Awards and any applicable tax withholdings, in exchange for the termination of such Options or other Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 10(b), the Board shall not be obligated by the Plan to treat all Awards, or all Awards of the same type, identically.

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

11. General Provisions Applicable to Awards

(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the Participant and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the same time as is payment of the exercise price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f) Amendment of Award. Except as otherwise provided in Section 11(i) with respect to Performance Awards, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 11 hereof.

(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Acceleration. Except as otherwise provided in Section 11(i), the Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

(i) Performance Awards.

(1) Grants. Restricted Stock Awards and Other Stock-Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 11(i) (“Performance Awards”), subject to the limit in Section 4(b)(1) on shares covered by such grants. Performance Awards can also provide for cash payments of up to $1,000,000 per calendar year per individual.

(2) Committee. Grants of Performance Awards to any Covered Employee intended to qualify as “performance-based compensation” under Section 162(m) (“Performance-Based Compensation”) shall be made only by a Committee (or subcommittee of a Committee) comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as “performance-based compensation” under Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be deemed to be references to such Committee or subcommittee. “Covered Employee” shall mean any person who is a “covered employee” under Section 162(m)(3) of the Code.

(3) Performance Measures. For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: (a) net income, (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (c) operating profit before or after discontinued operations and/or taxes, (d) sales, (e) sales growth, (f) earnings growth, (g) cash flow or cash position, (h) gross margins, (i) stock price, (j) market share, (k) return on sales, assets, equity or investment, (l) improvement of financial ratings, (m) achievement of balance sheet or income statement objectives, (n) total shareholder return or (o) outcomes of clinical trials, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance measures may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset and (v) charges for restructuring and rationalization programs. Such performance measures: (i) may vary by Participant and may be different for different Awards; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee and (iii) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with, the requirements of Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

(4) Adjustments. Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the cash or number of Shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant or a change in control of the Company.

(5) Other. The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

12. Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c) Effective Date and Term of Plan. The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)); (ii) no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market (“NASDAQ”) may be made effective unless and until such amendment shall have been approved by the Company’s stockholders and (iii) if the NASDAQ amends its corporate governance rules so that such rules no longer require stockholder approval of material amendments to equity compensation plans, then, from and after the effective date of such amendment to the NASDAQ rules, no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 10), (B) expanding the types of Awards that may be granted under the Plan or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless stockholder approval is obtained. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

(e) Provisions for Foreign Participants. The Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

(f) Compliance with Code Section 409A. No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Board.

(g) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

MAP AND DIRECTIONS TO OMNI NEW HAVEN HOTEL AT YALE

155 Temple Street

New Haven, Connecticut 06510

Telephone: (203) 772-6664

Facsimile: (203) 974-6777

From I-91 South:

Take Exit # 3 (Trumbull Street) – go to the third traffic light and take a left onto Temple Street. Follow Temple Street and proceed through three traffic lights. After the third traffic light, the Hotel is located on the left (155 Temple Street)

From I-95 North and I-95 South:

Take Exit # 47 and proceed onto Route 34. Take Exit #1 on Route 34 and follow to the first traffic light. Turn right at light (Church Street) and follow to the third traffic light. Turn left at the third traffic light (Chapel Street) and follow to the first traffic light – turn left (Temple Street) and the hotel is on your left (155 Temple Street). Directional city signage (Large yellow signs) is also available to assist from the I-95 exits.

CURAGEN CORPORATION

2007 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF CURAGEN CORPORATION

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 4, 2007, in connection with the Annual Meeting to be held at 10:00 a.m., local time, on Wednesday, May 2, 2007 at the Omni New Haven Hotel at Yale, located at 155 Temple Street, New Haven, Connecticut 06510, and hereby appoints Frank M. Armstrong, M.D. and David M. Wurzer, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of CuraGen Corporation registered in the name provided herein which the undersigned is entitled to vote at the 2007 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

This Proxy when executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR the election of both Directors and FOR Proposal 2.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

SEE REVERSE SIDE FOR PROPOSALS. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign on the reverse side. You need not mark any boxes.

(SEE REVERSE SIDE)

☒ Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposal 1and FOR Proposal 2.

1. Election of Class III Directors.

To elect David R. Ebsworth, Ph.D. and

Patrick J. Zenner as Class III Directors of

the Company, to serve until the 2010 Annual

meeting of Stockholders or until their successors

are duly elected and qualified.

FOR ☐ WITHHELD ☐

Instructions: to withhold authority to vote for any individual nominee,

write that nominee’s name in the space below:

For all nominees except as noted above

2. Approval of the 2007 Stock Incentive Plan

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:	Date

Signature:	Date